UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement

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[ ]	Soliciting Material Under Rule 14a-12

PowerFleet, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED JUNE 1, 2021

PowerFleet, Inc.
123 Tice Boulevard
Woodcliff Lake, New Jersey 07677

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 20, 2021

To the Stockholders of PowerFleet, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of PowerFleet, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”) will be held on Tuesday, July 20, 2021, at 10:00 a.m., Eastern Time, and thereafter as it may be postponed or adjourned from time to time. Due to the public health impact of COVID-19, we will be holding our Annual Meeting in a virtual meeting format only. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://web.lumiagm.com/209728603. The password for the meeting is power2021 (case sensitive). We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We have scheduled the Annual Meeting for the following purposes, each of which is described more fully in the Proxy Statement accompanying this Notice of Annual Meeting:

1.	To elect five (5) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To vote upon the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

3.	To hold an advisory (non-binding) vote to approve the Company’s executive compensation;

4.	To vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to modify certain terms of the Company’s Series A Convertible Preferred Stock;

5.	To vote upon a proposal to amend the PowerFleet, Inc. 2018 Incentive Plan to increase the number of shares of common stock available for issuance thereunder; and

6.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The meeting will begin promptly at 10:00 a.m., Eastern Time. Only holders of record of shares of our common stock at the close of business on May 25, 2021, the date fixed by our Board of Directors as the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices located at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677. If our principal executive offices are closed at that time due to COVID-19, please email NMavrommatis@powerfleet.com to make alternate arrangements to examine the stockholder list.

Your vote is important. Whether you expect to attend the virtual Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the proxy card or voting instruction card. If you attend the Annual Meeting, you may vote your shares over the Internet, even though you have previously signed and returned your proxy.

By order of the Board of Directors,

/s/ Ned Mavrommatis
Ned Mavrommatis
Corporate Secretary

Dated: [●], 2021

Woodcliff Lake, New Jersey

Important Notice of Internet Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on July 20, 2021. The Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (as amended by our Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2021) are available through the Internet at https://ir.powerfleet.com/proxy-materials. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED JUNE 1, 2021

POWERFLEET, INC.
123 TICE BOULEVARD
WOODCLIFF LAKE, NEW JERSEY 07677

PROXY STATEMENT

Annual Meeting of Stockholders
July 20, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of PowerFleet, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, July 20, 2021, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. Due to the public health impact of COVID-19, we will be holding our Annual Meeting in a virtual meeting format only. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://web.lumiagm.com/209728603. The password for the meeting is power2021 (case sensitive). We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

The Board is sending the proxy materials relating to the Annual Meeting, which include this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (as amended by our Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021, our “Annual Report”) and proxy card, to the Company’s stockholders beginning on or about [●], 2021. The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.

Important Notice of Internet Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on July 20, 2021

The Notice, this Proxy Statement and our Annual Report are available through the Internet at https://ir.powerfleet.com/proxy-materials. Under the SEC rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

Record Date and Outstanding Shares

The Board has fixed the close of business on May 25, 2021, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.

As of the Record Date, we had issued and outstanding 35,990,402 shares of common stock. Our common stock comprises all of our issued and outstanding voting stock.

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For a period of at least ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices located at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677. If our principal executive offices are closed at that time due to COVID-19, please email NMavrommatis@powerfleet.com to make alternate arrangements to examine the stockholder list.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect five (5) directors to our Board, each to serve until our 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) to approve, on an advisory basis, the Company’s executive compensation; (iv) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Series A Preferred Amendment”) to modify certain terms of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), as described in “Proposal No. 4” below; (v) to approve an amendment to the PowerFleet, Inc. 2018 Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock available for issuance thereunder (the “Plan Amendment”); and (vi) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of our Company and an opportunity for questions of general interest to the stockholders.

Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) “FOR” the election of each of our nominees as a director; (ii) “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) “FOR” the approval, on an advisory basis, of our executive compensation; (iv) “FOR” the approval of the Series A Preferred Amendment; (v) “FOR” the approval of the Plan Amendment; and (vi) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

Virtual Meeting Format

Attending and Participating at the Virtual Annual Meeting

Due to the public health impact of COVID-19, we will be holding our Annual Meeting in a virtual meeting format only. If you are a stockholder of record as of the close of business on May 25, 2021, you may attend, vote and ask questions by typing them into the dialog box provided during the meeting by logging into the meeting at https://web.lumiagm.com/209728603. The password for the meeting is power2021 (case sensitive).

Rationale for the Virtual Format

As a part of our precautions relating to COVID-19, we have decided to hold our Annual Meeting in a virtual meeting format only. We believe that hosting a virtual meeting under the current environment will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world and improve our ability to communicate more effectively with our stockholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting, to enable us to address appropriate questions at the Annual Meeting.

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Voting at the Annual Meeting

Quorum Requirements

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

Stockholders of Record and Beneficial Owners

Each share of our common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of our stockholders. Cumulative voting by stockholders is not permitted. The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with the Company’s stock transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The ratification of the appointment of an independent registered public accounting firm is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” ratification of the independent registered public accounting firm. The Company believes that all of the other proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and, consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

Holders of our common stock will not have any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting.

Vote Required

For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker non-votes are not considered for the purpose of the election of directors.

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The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, the advisory (non-binding) proposal to approve the Company’s executive compensation and the approval of the Plan Amendment each requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome on these matters.

The approval of the Series A Preferred Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote as of the Record Date. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

Effect of Advisory Votes

The approval, on an advisory basis, of our executive compensation, also known as a “say on pay” vote, is an advisory vote mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act. This means that while we ask stockholders to approve our executive compensation, it is not an action that requires stockholder approval, and stockholders are not voting to approve or disapprove the Board’s recommendation with respect to this proposal. This advisory vote is non-binding on the Board, although the Board welcomes the input of our stockholders on the Company’s compensation policies and compensation program and will take the advisory vote into account in making determinations concerning executive compensation. At our 2017 annual meeting of stockholders held on June 15, 2017, we conducted a stockholder advisory vote on the frequency of future stockholders votes on the Company’s executive compensation (every one, two or three years), also known as a “say on frequency” vote. The Board considered the results of this “say on frequency” advisory vote and, since the most affirmative votes of all the votes cast on the “say on frequency” matter expressed a preference for having the “say on pay” vote every year, determined that an advisory vote on executive compensation would be conducted on an annual basis until the next vote on the frequency of such stockholder advisory votes. Notwithstanding the outcome of stockholder “say on frequency” votes, however, the Board may in the future decide to conduct advisory votes on a less frequent basis if appropriate and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Voting of Proxies

Stockholders of Record

As a stockholder of record, these proxy materials will be furnished directly to you by the Company by mail. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.

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Beneficial Owners

As a beneficial owner, you have the right to direct your broker, bank or nominee as to how to vote your shares. Please refer to the voting instruction card provided by your broker, bank or nominee. You are also invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to NMavrommatis@powerfleet.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other nominee with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on July 16, 2021.

Voting Without Attending the Meeting

Whether you hold shares directly as the stockholder of record or through a broker, bank or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are two ways to vote by proxy without attending the meeting:

●	By Internet — Stockholders of record may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

●	By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Revocation of Proxies

Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting through any of the following methods:

●	by writing a letter delivered to Ned Mavrommatis, our Corporate Secretary, stating that the proxy is revoked;

●	by submitting another proxy bearing a later date; or

●	by attending the virtual Annual Meeting and voting virtually (unless you are a beneficial owner without a legal proxy, as described below).

Please note, however, if you were not a registered stockholder of record, but held shares through a broker, bank or other nominee (i.e., in street name), you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, confirming your beneficial ownership of the shares.

Solicitation

The cost of preparing, assembling, printing and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Certain officers and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

We have retained D.F. King & Co., Inc. to provide services as proxy solicitor in connection with this Proxy Statement. We expect that the costs for such services, including fees and expenses, will be in the aggregate amount of approximately $9,500.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated Chris Wolfe, Michael Brodsky, Michael Casey, Charles Frumberg and David Mahlab for election as directors of the Company. If elected to the Board, each nominee will hold office until our Annual Meeting of Stockholders to be held in 2022 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. Each of Messrs. Wolfe, Brodsky, Casey, Frumberg and Mahlab has consented to being named as a nominee and, if elected, to serve as a director. The nominating committee of the Board (the “Nominating Committee”) and the Board believe that each of these nominees possesses the attributes we seek in directors generally as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which the Board has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information About Our Directors, Director Nominees and Executive Officers

The table below sets forth the names and ages of the directors, nominees for director and executive officers of the Company as of May 25, 2021, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table. In addition to the five directors nominated for re-election by the holders of our common stock at the Annual Meeting, two directors (the “Series A Directors”) will be elected by the holders of our Series A Preferred Stock, voting as a separate class. The holders of our common stock do not vote on the election of the Series A Directors. The holders of the Series A Preferred Stock have nominated and intend to re-elect Anders Bjork and Medhini Srinivasan as the Series A Directors.

Name	Age	Position(s)
DIRECTORS AND DIRECTOR NOMINEES:
Chris Wolfe	63	Chief Executive Officer and Director
Anders Bjork	47	Series A Director
Michael Brodsky	53	Director and Chairman of the Board
Michael Casey	57	Director
Charles Frumberg	65	Director
David Mahlab	64	Director
Medhini Srinivasan	36	Series A Director
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OR DIRECTOR NOMINEES:
Ned Mavrommatis	50	Chief Financial Officer, Treasurer and Corporate Secretary
Elizabeth Elkins	49	Chief Product Officer

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Directors and Director Nominees

Chris Wolfe. Mr. Wolfe has served as our Chief Executive Officer since December 2016, as a director of the Company since June 2017 and as a director of the Company’s wholly owned subsidiary, Pointer Telocation Ltd. (“Pointer”), since October 2019. Mr. Wolfe previously served as our Chief Product Officer from August 2016 to December 2016 and as a strategy consultant for the Company from February 2016 to July 2016. From 2000 to 2005, Mr. Wolfe served as the President of Qualcomm Wireless Business Solutions, a division of Qualcomm Incorporated, a Nasdaq-listed company which provides wireless communications products and services. After leaving Qualcomm, Mr. Wolfe founded Americans for Energy Independence, a public awareness non-profit organization, which later merged into the Apollo Alliance. Mr. Wolfe has degrees in Data Processing, Business Management and Technical Education from the University of Akron. He has attended Stanford’s Executive Course and several MBA-level accounting and finance courses at Kent State University and Cleveland State.

Mr. Wolfe’s qualifications to serve the Board include his years of experience as an executive in the wireless technology and data solutions sector. In addition, Mr. Wolfe’s role as the Chief Executive Officer of the Company and former role as Chief Product Officer of the Company provides the Board with invaluable insight into the management and daily operations of the Company.

Anders Bjork. Mr. Bjork has served as a director of the Company and of Pointer since October 2019. Mr. Bjork is a Partner at ABRY Partners, a private equity investment firm, which he joined in February 2017. Prior to joining ABRY Partners, he was a Principal at Fir Tree Partners, a private investment firm, from May 2014 to February 2017. He has also worked for private investment firms Guggenheim Partners and VSS and previously led corporate development at information services company IHS Markit. Mr. Bjork holds a B.S., with honors, from the University of Denver, an M.S.F. from the Daniels College of Business at the University of Denver, and an M.B.A. from the Wharton School at the University of Pennsylvania.

With Mr. Bjork’s many years of experience as an investment professional, he brings significant financial and capital markets expertise as well as a professional investor’s perspective to the Board. Mr. Bjork also possesses management experience through the leadership roles he has held at various investment firms and at a global information services company. We believe Mr. Bjork’s expertise in finance and capital markets and his business and management experience enable him to be an effective contributing member of the Board.

Michael Brodsky. Mr. Brodsky has served as a director of the Company since June 2014, as Chairman of the Board since December 2016 and as a director of Pointer since October 2019. Previously, Mr. Brodsky was the Lead Director of the Board from June 2014 until December 2016. Mr. Brodsky is the Managing Partner of Vajra Asset Management, LLC, an investment firm, and also the co-founder and Chief Executive Officer of Options Solutions, LLC, a specialized asset manager. Mr. Brodsky has served as the Chairman of the Board of Determine, Inc. (Nasdaq: DTRM), a provider of contract management, procurement and sourcing software that is headquartered in Carmel, Indiana, since August 2013 until its sale in April 2019. He served on its board of directors from October 2010 until April 2019 and served as its Chief Executive Officer from August 2013 until December 2013. He also served as the Chairman of the Board of Trans World Corporation (OTCQB: TWOC), an owner and operator of hotels and casinos throughout Europe that is headquartered in New York City, from June 2014 until its sale in March 2018 and as a director from September 2013 until March 2018. Since June 2012, he has served on the board of directors of Genesis Land Development Corporation (TSX: GDC), a residential land developer and homebuilder based in Calgary, Canada. Mr. Brodsky also served on the board of directors of Los Angeles-based Spark Networks, Inc. (AMEX: LOV), a collection of niche-oriented community websites, from November 2015 until its sale in November 2017. From February 2015 until its sale in July 2015, Mr. Brodsky also served on the board of directors of JPS Industries, Inc. (formerly OTCPK: JPST), a manufacturer of urethane film, sheet, tubing, and other highly-engineered components which is headquartered in Greenville, South Carolina. From February 2013 until July 2014, he was a member of the board of directors of AltiGen Communications, Inc. (OTCPK: ATGN), a provider of Voice over Internet Protocol (VoIP) phone systems and call center solutions based in San Jose, California. Previously, he was a member of the board of directors and served as the President, Chief Executive Officer and Executive Chairman of Youbet.com, Inc. (formerly Nasdaq: UBET), an online horse racing wagering provider based in Woodland Hills, California. Following the June 2010 acquisition of Youbet.com, Inc. by Churchill Downs Incorporated (Nasdaq: CHDN), an industry-leading racing, gaming and online entertainment company headquartered in Louisville, Kentucky, Mr. Brodsky served on the board of directors of Churchill Downs until April 2012. From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, an investment firm.

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Mr. Brodsky possesses extensive business, operating and executive expertise. Among other things, Mr. Brodsky has served as the Chief Executive Officer of several companies and possesses skills in executive management and leadership. We believe Mr. Brodsky’s management and leadership skills and experience as a member of the board of directors of various companies enable him to be an effective contributing member of the Board.

Michael Casey. Mr. Casey has served as a director of the Company since September 2016 and as a director of Pointer since October 2019. Mr. Casey served on the board of directors and as a member of the nominating/corporate governance committee and as chairperson of the audit committee for Determine, Inc. from 2010 until its acquisition in April 2019 and has served as the Chairman of the Board of Determine, Inc. since April 2019. Mr. Casey also serves on the board of directors of Revegy, Inc., a privately held software business. Since 2006, Mr. Casey has been a partner at TechCXO, LLC, a professional services firm that provides financial, strategic and operational consulting services to businesses in the technology industry. Mr. Casey’s prior experience includes having served as chief financial officer for MAPICS, Inc., a publicly traded provider of enterprise resource planning software for the discrete manufacturing industries. Previously, Mr. Casey served as executive vice president, chief financial and administrative officer of iXL Enterprises, Inc., a publicly traded professional services firm, chief financial officer of Manhattan Associates, Inc., a publicly traded provider of supply chain execution solutions, and chief financial officer of IQ Software Corporation, a publicly traded provider of business intelligence software. Mr. Casey began his career as a CPA with Arthur Andersen & Co. and holds a B.B.A. degree in accounting from The University of Georgia.

Mr. Casey possesses extensive business, operating and executive expertise. Mr. Casey’s experience includes more than twelve years of service as the chief financial officer of several publicly traded software and services companies. In addition, Mr. Casey has served in various executive management roles, including as chief financial officer and chief operating officer, and as an advisor for software businesses in the asset performance management, supply chain and business intelligence and analytics sectors. We believe Mr. Casey’s management and leadership skills and experience with software businesses enable him to be an effective contributing member of the Board.

Charles Frumberg. Mr. Frumberg has served as a director of the Company since July 2018 and as a director of Pointer since October 2019. Mr. Frumberg has been the Managing Member of Emancipation Capital, a technology-focused group of funds, since its inception in 2003. Before founding Emancipation Capital, Mr. Frumberg served as Co-Head of Equities at SG Cowen Securities Corp. (“SG Cowen”), a leading technology and healthcare investment bank, and was a member of SG Cowen’s merchant banking and venture committees. Previously, Mr. Frumberg led U.S. Research and served as Co-Head of Global Research at UBS Securities, an investment bank, and served on its management and merchant banking committees. Mr. Frumberg has served as a member of the board of directors of multiple public and private technology companies. Mr. Frumberg earned a B.S. degree in economics at New York University and attended New York University’s Stern School of Business as part of its B.S./MBA program.

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Mr. Frumberg possesses extensive business, operating and executive expertise. Having served on the boards of many technology companies, Mr. Frumberg has extensive industry and technology expertise. As the managing member of Emancipation Capital and through his executive roles as various investment banks, Mr. Frumberg also possesses significant financial and capital markets experience. We believe Mr. Frumberg’s management skills and experience with technology companies and investment banks enable him to be an effective contributing member of the Board.

David Mahlab. Mr. Mahlab has served as a director of the Company and a director of the Company’s wholly owned subsidiaries, PowerFleet Israel Ltd. (f/k/a PowerFleet Israel Holding Company Ltd.) (“PowerFleet Israel”) and Pointer, since October 2019. Mr. Mahlab previously served as Chief Executive Officer International of the Company from October 2019 until January 2020, as the President and Chief Executive Officer of Pointer from February 1, 2011 until its acquisition by the Company in October 2019 and as the Chief Executive Officer International of Pointer from October 2019 until January 2020. Mr. Mahlab is the co-founder of Scopus Video Networks, a provider of digital video networking products, where he served as both its Chief Executive Officer from 1995 until January 2007 and the chairman of its board of directors from January 2007 until March 2009. Since November 2020, Mr. Mahlab has served as Chairman of the Board of Blitz Motors, an Israel-based developer and manufacturer of electric scooters. Since August 2020, Mr. Mahlab has also served as the Chief Executive Officer of Everest Technologies, an Israel-based company that provides automatic test equipment design. Mr. Mahlab holds a BSc. and a MSc. in Electrical Engineering from the Technion-Israel Institute of Technology, an MBA from Tel Aviv University and LLB from Tel Aviv University.

Mr. Mahlab possesses over twenty years of experience serving as the chief executive of companies in the telematics and telecommunications technology sectors. In particular, as the former President and Chief Executive Officer of Pointer, Mr. Mahlab brings a unique perspective, including insight into Pointer’s operations, to the Board. We believe Mr. Mahlab’s management experience and industry expertise enable him to be an effective contributing member of the Board.

Medhini Srinivasan. Ms. Srinivasan has served as a director of the Company and of Pointer since July 2020. Ms. Srinivasan is a Principal at ABRY Partners, a private equity investment firm, which she joined in 2016. Prior to joining ABRY Partners, she served as Vice President at Moelis Capital Partners, a private equity firm, from 2012 to 2015. She has also worked for The Edgewater Funds and J.P. Morgan. Ms. Srinivasan holds an M.B.A. with Honors from The Wharton School at the University of Pennsylvania and a B.B.A. with High Distinction from the Stephen M. Ross School of Business at the University of Michigan.

With her many years of experience as an investment professional, Ms. Srinivasan brings significant financial and capital markets expertise as well as a professional investor’s perspective to the Board. We believe Ms. Srinivasan’s expertise in finance and capital markets and her business and investment experience enable her to be an effective contributing member of the Board.

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Executive Officers

Chris Wolfe. See narrative description under the caption “Directors and Director Nominees” above.

Ned Mavrommatis. Mr. Mavrommatis has served as our Chief Financial Officer since joining us in August 1999, as our Treasurer since June 2001 and as our Corporate Secretary since November 2003. Mr. Mavrommatis also serves on the board of directors of PowerFleet Israel and is the Managing Director of our wholly owned subsidiaries, PowerFleet GmbH and PowerFleet Systems Ltd. In addition, Mr. Mavrommatis currently serves on the board of directors of Duos Technologies Group, Inc. (Nasdaq: DUOT), a provider of intelligent analytical technology solutions. Prior to joining us, Mr. Mavrommatis worked in public accounting at the firm of Eisner LLP (currently known as EisnerAmper LLP). Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

Elizabeth Elkins. Ms. Elkins has served as our Chief Product Officer since January 2020. She also served as the interim General Manager of PowerFleet for Logistics from April 2020 to January 2021. Prior to joining us, Ms. Elkins served as Executive Vice President, Global Product Development, Product Management, Product Marketing and Program Management at KORE Wireless Group, Inc., a provider of Internet of Things solutions and services, from 2017 to 2019. From 2010 to 2017, Ms. Elkins served as the Chief Operating Officer of Pneuron Corporation, a technology and consulting firm. Ms. Elkins also previously served in various executive leadership roles at Fiserv, Inc. (Nasdaq: FISV), a global provider of payments and financial services technology solutions, including as President and General Manager of Financial Control Solutions. She is currently a member of the University of Texas MS Information Technology and Management Advisory Council. Ms. Elkins attended the University of Tennessee and American Intercontinental University, holding a Bachelor of Business Administration, Management Information Systems.

Bankruptcies

Other than as set forth below, during the past ten years, a petition under the federal bankruptcy laws or any state insolvency law has not been filed by or against, or a receiver, fiscal agent or similar officer has not been appointed by a court for the business or property of any of our directors, director nominees or executive officers, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing. Mr. Brodsky served as the Co-Chief Executive Officer of Federated Sports & Gaming Inc. (“Federated”) and Federated Heartland, Inc. (“Federated Heartland”) from October 2010 until his resignation from Federated and Federated Heartland, effective March 1, 2012. On February 28, 2012, each of Federated and Federated Heartland filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland.

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CORPORATE GOVERNANCE AND BOARD MATTERS

General

Our Board is responsible for the management and direction of our Company and for establishing broad corporate policies. Members of the Board are kept informed of our business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board and committee meetings. Each director has access to all of our books, records and reports, and members of management are available at all times to answer their questions.

Currently, there are seven members of the Board. The Board is not classified or staggered, and all directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Board Composition

On October 3, 2019, we completed the transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of March 13, 2019 (the “Merger Agreement”), by and among I.D. Systems, Inc. (“I.D. Systems”), the Company, Pointer, PowerFleet Israel and Powerfleet Israel Acquisition Company Ltd., and the Investment and Transaction Agreement, dated as of March 13, 2019, as amended by Amendment No. 1 thereto dated as of May 16, 2019, Amendment No. 2 thereto dated as of June 27, 2019, Amendment No. 3 thereto dated as of October 3, 2019 and Amendment No. 4 thereto dated as of May 13, 2020 (the “Investment Agreement”), by and among I.D. Systems, the Company, PowerFleet US Acquisition Inc., and ABRY Senior Equity V, L.P. (“ASE”), ABRY Senior Equity Co-Investment Fund V, L.P. (“ASECF”) and ABRY Investment Partnership, L.P. (together with ASE and ASECF, the “Investors”), affiliates of ABRY Partners II, LLC. Pursuant to the terms of the Investment Agreement, the size of the Board was increased to seven directors and each of our current directors was appointed to the Board.

In addition, in connection with the completion of the Transactions, we amended and restated our certificate of incorporation. The Amended and Restated Certificate of Incorporation provides that so long as shares of Series A Preferred Stock remain outstanding and represent 15% or more, on an as-converted basis, of the voting power of our common stock, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect two directors to the Board and any committee or subcommittee thereof (subject to the application of SEC and Nasdaq independence requirements). So long as any shares of Series A Preferred Stock remain outstanding and represent less than 15% but not less than 5%, on an as-converted basis, of the voting power of our common stock, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect one director to the Board. For so long as any shares of Series A Preferred Stock remain outstanding and there are no directors on the Board that were elected by the holders of Series A Preferred Stock, voting as a separate class, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to designate one non-voting observer to attend all meetings of the Board and committees and subcommittees thereof, although the observer may be excluded from executive sessions of any committee at the discretion of such committee. The holders of our Series A Preferred Stock have nominated and intend to re-elect Anders Bjork and Medhini Srinivasan as the Series A Directors.

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Director Independence

Our Board has determined that, with the exception of Messrs. Wolfe and Mahlab, each of our current directors and director nominees satisfies the current “independent director” standards established by the Nasdaq Rules and, as to the members of the audit committee of our Board (the “Audit Committee”), the additional independence requirements under applicable rules and regulations of the SEC. Thus, a majority of the Board is comprised of independent directors as required by the Nasdaq rules. The Audit Committee is composed of Messrs. Casey, Brodsky and Frumberg, each of whom is an independent director in accordance with Nasdaq Rule 5605(c). The compensation committee of the Board (the “Compensation Committee”) is composed of Messrs. Bjork, Casey and Frumberg, each of whom is an independent director in accordance with Nasdaq Rule 5605(d). The Nominating Committee of the Board is composed of Messrs. Brodsky, Bjork and Frumberg, each of whom is independent in accordance with Nasdaq Rule 5605(e).

Board Leadership Structure

We currently separate the roles of the Chairman of the Board and Chief Executive Officer. Our Chief Executive Officer sets the strategic direction for the Company, working with the Board, and provides day-to-day leadership, while our Chairman leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the Chief Executive Officer. The separation of the roles of Chairman and Chief Executive Officer allows our independent Chairman to focus on governance of our Board, Board meeting agenda planning, Board committee responsibilities, investor engagement and outreach on governance matters, and our Chief Executive Officer to focus his attention on our business and execution of our Company’s strategy. While the Board believes that this leadership structure is the most effective for the Company at this time, it continues to evaluate the composition of the Board to determine what leadership structure is most appropriate for the Company and our stockholders.

Risk Oversight

The Board has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risk to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters and insurance. The Board further relies on the Audit Committee for oversight of certain areas of risk management. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accounting firm our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance, and advises the internal audit function as to overall risk assessment of the Company.

While the Board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the Board, committees of the Board and individual directors on significant risks that have been identified and how they are being managed. Directors are free to, and indeed frequently do, communicate directly with senior management.

The Company believes that its leadership structure, discussed above, supports the risk oversight function of the Board. The separation of the Chairman and Chief Executive Officer positions aids in the Board’s oversight of management, independent directors chair the various Board committees involved with risk oversight, there is frequent and open communication among management and directors, and all directors are actively involved in the risk oversight function. The Board believes that this approach provides appropriate checks and balances against undue risk-taking.

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Board and Committee Meetings

For the fiscal year ended December 31, 2020, the Board held 15 meetings and took action by unanimous written consent on 3 occasions. Each director attended over 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period in which such individual served as a director in 2020.

We have adopted a policy of encouraging, but not requiring, members of the Board to attend our annual meetings of stockholders.

Committees of the Board

The standing committees of the Board include the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Casey, Brodsky and Frumberg, each of whom is independent under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act.

The Board has determined that it has at least one “audit committee financial expert” serving on the Audit Committee. Mr. Casey serves as the audit committee financial expert. Mr. Casey also serves as the Chairman of the Audit Committee.

For the fiscal year ended December 31, 2020, the Audit Committee held 4 meetings and took action by unanimous written consent on 1 occasion.

The Board has adopted a written charter for the Audit Committee, a copy of which is publicly available on our website at https://ir.powerfleet.com/corporate-governance/board-committees. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The information on our website is not a part of this Proxy Statement. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm and management.

In accordance with its written charter, the Audit Committee assists the Board in monitoring (i) the integrity of our financial reporting process including our internal controls regarding financial reporting, (ii) our compliance with legal and regulatory requirements and (ii) the independence and performance of our internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board.

The report of the Audit Committee appears on page 22 of this Proxy Statement.

Compensation Committee

The Compensation Committee is composed of Messrs. Bjork, Casey and Frumberg, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Bjork serves as the Chairman of the Compensation Committee.

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For the fiscal year ended December 31, 2020, the Compensation Committee held 6 meetings and took action by unanimous written consent on 5 occasions.

The Compensation Committee recommends to the Board for its approval our executive officers’ annual compensation and long-term incentives and option and other equity grants, reviews management’s performance, development and compensation, and administers our incentive plans. The Board has adopted a written charter for the Compensation Committee, a copy of which is publicly available on our website at https://ir.powerfleet.com/corporate-governance/board-committees. The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually. The charter specifies that the Compensation Committee has overall responsibility for evaluating and recommending to the Board for approval our director and officer compensation plans, policies and programs. The charter also specifies that the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate; however, the Compensation Committee may not delegate authority to any other persons. As discussed below under “Compensation Discussion and Analysis,” for compensation decisions, the Compensation Committee considers recommendations relating to compensation for executive officers (other than our Chief Executive Officer, if any) of our Chief Executive Officer and includes him in its discussions with respect to such compensation, and considers compensation information provided by compensation consultants, if any, retained by the Compensation Committee for such purpose.

The Compensation Committee Process. Compensation Committee meetings typically involve a preliminary discussion with our Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present. For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chief Executive Officer), the Compensation Committee considers the recommendations of our Chief Executive Officer and includes him in its discussions. The Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate.

Nominating Committee

The Nominating Committee is composed of Messrs. Brodsky, Bjork and Frumberg, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Brodsky serves as the Chairman of the Nominating Committee.

For the fiscal year ended December 31, 2020, the Nominating Committee held 1 meeting.

The Board has adopted a written charter for the Nominating Committee, which is publicly available on our website at https://ir.powerfleet.com/corporate-governance/board-committees. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board, and the Nominating Committee has adopted procedures addressing the foregoing.

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Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third parties, other than candidates who have previously served on the Board or who are recommended by the Board and nominees for the Series A Directors to be elected by holders of our Series A Preferred Stock. These guidelines provide that a nomination must be delivered to our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event will the public announcement of an adjournment, postponement or recess of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, including a reasonably detailed description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings during the past three years, as well as any other material relationships, between or among such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made and its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her affiliates, associates or others acting in concert therewith, on the other hand, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (iii) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice as to any other business that a stockholder proposes to bring before the meeting, as set forth in our bylaws, if such proposed nominee were the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, and (iv) a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee (1) is qualified and if elected intends to serve as a director of the Company for the entire term for which such proposed nominee is standing for election, (2) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Company, with the proposed nominee’s fiduciary duties under applicable law, (3) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (4) if elected as a director of the Company, the proposed nominee would be in compliance and will comply, with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. The Nominating Committee’s policy is to consider all persons proposed to be nominated for election as a director in accordance with these procedures.

Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

●	must satisfy any legal requirements applicable to members of the Board;

●	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

●	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

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●	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

●	must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

We believe that each member of our Board should possess the qualities of character, judgment, business acumen, diligence, lack of conflicts of interest, familiarity with our business and industry, ability to work collegially and ability to act in the best interests of all stockholders. While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills and backgrounds.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders of the Company. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Nominating Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing members of the Board will include:

●	a review of the information provided to the Nominating Committee by the proponent;

●	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

●	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. With respect to the directors to be elected at the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Compensation of Directors

General

All directors are entitled to reimbursement for travel and lodging and other reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and/or Board committee meetings or other activities on our behalf.

Employee Directors

Directors who are current officers or employees of the Company or any subsidiary of the Company do not receive any additional compensation for their service as members of either the Board or any committees of the Board.

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Non-Employee Directors

On August 1, 2017, the Board adopted a non-employee director compensation program pursuant to which non-employee directors are entitled to receive annual compensation having economic value of approximately $119,000, which includes a cash retainer of $59,000 and restricted stock grants with an economic value of approximately $60,000. The cash retainer may be paid, at each director’s election, in cash or in restricted shares of our common stock. Each of Mr. Bjork and Ms. Srinivasan, as the Series A Directors, agreed to waive participation in the Company’s non-employee director compensation program. Each of the non-employee directors, other than the Series A Directors, elected to be paid his retainer for 2020 in restricted shares of our common stock. With respect to restricted stock awards, the number of shares issuable was calculated based on the average of the reported closing price per share of our common stock on the Nasdaq Global Market over a twenty (20) consecutive trading day period prior to approval by the Board of such grants.

The Chairman of the Board and the chairperson of each of the committees of the Board are also entitled to a supplemental retainer, which may be paid, at each director’s election, in cash or in restricted shares of our common stock. Specifically, the Chairman of the Board receives an additional $36,000 per year of service; the chairperson of the Audit Committee receives an additional $18,000 per year of service; the chairperson of the Compensation Committee receives an additional $12,000 per year of service; and the chairperson of the Nominating Committee receives an additional $10,000 per year of service. Each of the non-employee directors, other than the Series A Directors, elected to be paid his supplemental retainer in 2020 in restricted shares of our common stock.

Our non-employee directors are entitled to participate in the 2018 Plan. Non-employee directors are eligible to be awarded non-qualified stock options, shares of restricted stock, stock appreciation rights and other awards under the 2018 Plan. A recipient of restricted stock under the 2018 Plan is entitled to vote such shares and would be entitled to dividends, if any, paid on such shares, but is not entitled to dispose of such shares until they have vested in accordance with the terms of the applicable award.

During the fiscal year ended December 31, 2020, each of Michael Brodsky, Michael Casey, and Charles Frumberg was awarded an aggregate of 34,770, 28,842 and 25,053 in restricted shares of common stock, respectively, in consideration for his services as a director of the Company. All of these awards were made pursuant to the 2018 Plan. Each of such restricted stock awards were granted on July 10, 2020. All such restricted stock awards vest as to 100% of such shares on the first anniversary of the date of grant, provided that the non-employee director is then serving as a director of the Company. Each of Mr. Bjork and Ms. Srinivasan, as the Series A Directors, agreed to waive participation in the Company’s 2018 Plan and did not receive any compensation for their service as directors during the fiscal year ended December 31, 2020. Mr. Mahlab’s director compensation is included in the “Summary Compensation Table” below.

Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)(1)(3)(4)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(5)	Total ($)
Anders Bjork(6)	-	-	-	-
Michael Brodsky	$105,000	$54,568	-	$159,568
Michael Casey	$77,000	$54,568	-	$131,568
Charles Frumberg	$59,000	$54,568	-	$113,568
Medhini Srinivasan(6)	-	-	-	-

(1) The amount under this column with respect to each of Michael Brodsky, Michael Casey and Charles Frumberg reflects the dollar amount of fees for which such non-employee director elected to be paid in restricted shares of our common stock in lieu of cash, which shares were issued under the 2018 Plan on July 10, 2020. The number of restricted shares issued to each such non-employee director in lieu of cash was calculated based on the average of the reported closing price per share of our common stock on the Nasdaq Global Market over a twenty (20) consecutive trading day period prior to approval by the Board of such grants. Messrs. Brodsky, Casey and Frumberg were granted 22,138, 16,210 and 12,421 restricted shares of our common stock, respectively, in lieu of cash, the aggregate grant date fair value of which, computed in accordance with ASC 718, disregarding any service-based vesting conditions, is $95,636, $70,027 and $53,659, respectively.

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(2) The amounts under this column reflect the sum of the aggregate grant date fair value of 12,632 restricted shares of our common stock granted to each of Michael Brodsky, Michael Casey and Charles Frumberg under the 2018 Plan on July 10, 2020, each computed in accordance with ASC 718, disregarding any service-based vesting conditions. For a discussion of the assumptions we made in valuing the stock awards, see “Note 2[Q] – Summary of Significant Accounting Policies – Stock-based compensation” and “Note 10 – Stock-Based Compensation” in the notes to our consolidated financial statements contained in the 2020 Annual Report. The amounts set forth under this column do not include the restricted shares of common stock granted in lieu of cash for fees set forth under the column “Fees Earned or Paid in Cash.”

(3) Each of the restricted stock awards granted to Messrs. Brodsky, Casey and Frumberg will vest in full on July 10, 2021, provided that such non-employee director is then serving as a director of the Company on such date.

(4) At December 31, 2020, Michael Brodsky held 34,770 shares of unvested restricted stock, Michael Casey held 28,842 shares of unvested restricted stock, Charles Frumberg held 25,053 shares of unvested restricted stock, and neither Anders Bjork nor Medhini Srinivasan held any shares of unvested restricted stock.

(5) At December 31, 2020, Michael Brodsky held options to purchase 95,000 shares of our common stock and each of Michael Casey and Charles Frumberg held options to purchase 45,000 shares of our common stock. Neither Anders Bjork nor Medhini Srinivasan held any options to purchase shares of our common stock at December 31, 2020.

(6) Anders Bjork and Medhini Srinivasan did not receive any compensation for their service as directors during the fiscal year ended December 31, 2020.

Process for Sending Communications to the Board of Directors

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed and sent to our Corporate Secretary at c/o PowerFleet, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire Board or to one or more members of the Board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by the Board, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

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Code of Ethics

We have a code of ethics (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Executive Officer International, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer. A copy of our Code of Ethics can be found on our website at www.powerfleet.com. The Code of Ethics also is available in print, free of charge, to any stockholder who requests a copy by writing to the Company at the following address: PowerFleet, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, Attention: Corporate Secretary. Our Code of Ethics is intended to be a codification of the business and ethical principles that guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code. We will post any amendment to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC or The Nasdaq Stock Market LLC, on our website.

Certain Relationships and Related Transactions

Our policy prohibits conflicts between the interests of our employees, officers and directors and our company. A conflict of interest exists when an employee, officer, or director’s personal interest interferes or may interfere with the interests of the Company. When it is deemed to be in the best interests of our company and our stockholders, the Audit Committee may grant waivers to employees, officers and directors who have disclosed an actual or potential conflict of interest, which waivers are subject to approval by our Board. This policy is included in our Code of Business Conduct and Ethics for Employees, Officers and Directors.

In accordance with its charter, the Audit Committee is responsible for annually reviewing any transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. Our Audit Committee’s procedures for reviewing related party transactions are not in writing. Except as described below, since January 1, 2019, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or was a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. As of May 25, 2021, our common stock is the Company’s only class of voting securities.

Investment and Transaction Agreement

On March 13, 2019, we entered into the Investment Agreement pursuant to which, on October 3, 2019, we issued and sold to the Investors (i) 50,000 shares of our Series A Preferred Stock for an aggregate purchase price of $50,000,000, and (ii) convertible unsecured promissory notes in the aggregate principal amount of $5,000,000 (the “Notes”). On May 13, 2020, the Company and the Investors amended and restated the Notes to, among other things, (i) remove the conversion feature of the Notes, (ii) provide for certain mandatory prepayment obligations of the Company on or following October 1, 2020, and (iii) extend the maturity date of the Notes to March 31, 2021. The Notes bore interest at 10% per annum. On October 1, 2020, we repaid in full the aggregate principal amount of $5,000,000 and accrued interest under the Notes. The net proceeds from the issuance and sale of the 50,000 shares of Series A Preferred Stock were used to fund our acquisition of Pointer. A portion of the proceeds from the Notes were used to pay expenses related to such acquisition and the remaining proceeds may be used for general corporate purposes. As a result of the issuance of the shares of Series A Preferred Stock to the Investors, ASE and ABRY Senior Equity Holdings V, LLC, a Delaware limited liability company (“ASEH”), became beneficial owners of more than 5% of our outstanding common stock.

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REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is currently comprised solely of independent directors meeting the requirements of applicable rules of the SEC and of The Nasdaq Stock Market LLC. All members of the Audit Committee were appointed by the Board. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the Public Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion in its report on those financial statements.

The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2020 and met with both management and Ernst & Young LLP to discuss those financial statements and Ernst & Young LLP’s related opinion.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence.

Based on its review and the meetings, discussions and reports described above, and subject to the limitations of its role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2020, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Members of the Audit Committee:

Michael Casey, Chairperson

Michael Brodsky

Charles Frumberg

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This discussion presents the principles underlying our executive officer compensation program. Our goal in this discussion is to provide the reasons why we award compensation as we do and to place in perspective the data presented in the tables that follow this discussion. The focus is primarily on compensation of our executive officers for the fiscal year ended December 31, 2020, but some historical and forward-looking information is also provided to put such year’s compensation information in context. The information presented herein relates to the following individuals who are considered “named executive officers,” under applicable rules and regulations of the SEC, each of whom is sometimes referred to in this Proxy Statement as a “Named Executive Officer:” (i) Chris Wolfe, who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2020, (ii) Ned Mavrommatis, who served as the Company’s Chief Financial Officer during the fiscal year ended December 31, 2020, (iii) David Mahlab, who served as the Company’s Chief Executive Officer International from October 3, 2019 through January 31, 2020, and (iv) Elizabeth Elkins, who served as the Company’s Chief Product Officer during the fiscal year ended December 31, 2020 since January 27, 2020. Following the accounting treatment of the Transactions, I.D. Systems was determined to be the accounting acquirer. As a result, for Messrs. Wolfe and Mavrommatis, who were executives of I.D. Systems prior to the completion of the Transactions, the following discussion and compensation tables reflect compensation related to their service with I.D. Systems and the Company during all of 2019. For Mr. Mahlab, who served as an executive officer of Pointer prior to the completion of the Transactions, the compensation presented includes only compensation related to his service as an executive of the Company (i.e., from October 3, 2019 through January 31, 2020).

Compensation Philosophy and Objectives

We attempt to apply a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture. We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation. Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals. We considered the results of the “say on pay” proposal with respect to executive compensation presented to the stockholders at our 2020 annual meeting held on July 9, 2020, and in light of the support the proposal received, we continue to emphasize pay-for-performance incentive compensation, as explained in detail in this Compensation Discussion and Analysis.

Our compensation programs for our Named Executive Officers are designed to achieve a variety of goals, including:

●	attracting and retaining talented and experienced executives;
●	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;
●	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and
●	providing a competitive compensation package which rewards achievement of our goals.

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Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success. Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance. Some components, such as bonus and in some cases, such as our long-term incentive plans adopted in prior years, stock options and stock award grants, are dependent upon the achievement of certain goals approved by the Compensation Committee; and for such purpose, the Compensation Committee considers goals for executive officers (other than our Chief Executive Officer) recommended by our Chief Executive Officer, and includes him in its discussions with respect to such goals. Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

We compensate our executive officers in these different ways in order to achieve different goals. Cash compensation, for example, provides executive officers with a minimum base salary. Incentive bonus compensation is generally linked to the achievement of financial and business goals (as described in greater detail below), and is intended to reward executive officers for our overall performance. Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock. This encourages our executive officers to remain with us and to act in ways intended to maximize stockholder value, and serves to penalize them if we and/or our stock fails to perform to expectations.

We view the three components of our executive officer compensation as related but distinct. Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. We have not reviewed wealth and retirement accumulation as a result of employment with us and have only focused on fair compensation for the year in question.

The Compensation Committee monitors the results of the annual advisory “say-on-pay” proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities. At our 2020 annual meeting of stockholders, the stockholders approved, on an advisory basis, the compensation of the Named Executive Officers, and in light of such approval, the Compensation Committee continued with its performance-based compensation philosophy and its balanced approach to the components of its compensation program.

Elements of Executive Officer Compensation

Base Salary. We pay our executive officers a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. We believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the particular executive’s position, responsibility, experience, skills and expected contributions during the coming year and such individual’s performance during the prior year. We also have generally sought to align base compensation levels comparable to our competitors and other companies in similar stages of development. We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run the Company’s business. The Company continues to focus on pay-for-performance structure, which is discussed below.

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On May 28, 2020, the Board approved certain temporary compensation actions in response to the impact and uncertainty caused by the global outbreak of COVID-19. Beginning with the pay period ending on May 31, 2020 and through the remainder of the 2020 fiscal year, the base salaries of all salaried employees in the United States, including Chris Wolfe, our Chief Executive Officer, Ned Mavrommatis, our Chief Financial Officer, and Elizabeth Elkins, our Chief Product Officer, were reduced by 15%. We took these and other actions to preserve cash in 2020 and issued to each employee affected by such compensation changes restricted stock in an amount equivalent to such employee’s salary reduction, which grants will vest in full on December 31, 2021.

In addition on May 28, 2020, following a review of peer group data provided by, and based on the advice of, Korn Ferry, the Company’s independent compensation consultant (“Korn Ferry”), the Board also approved an increase in Mr. Wolfe’s annual base salary from $325,000 to $400,000. However, in light of the impact of COVID-19, such increase did not go into effect until January 1, 2021, and the Board approved grants of restricted stock to Mr. Wolfe to be issued on the last day of each calendar month in 2020, commencing with a grant on May 31, 2020 in an amount equivalent to $41,667 with all remaining grants in 2020 equal to an amount equivalent to $8,333 per month. All such restricted stock grants vested in full on December 31, 2020.

Cash Incentive Bonus Programs. The primary objective of our annual cash incentive bonus program is to motivate and reward our employees, including our Named Executive Officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals. Each of Messrs. Wolfe and Mavrommatis was eligible to receive a cash incentive bonus under our Executive Incentive Plan (“EIP”) for the fiscal year ended December 31, 2020, which is discussed below.

Executive Incentive Plan. On May 28, 2020, the Board approved the EIP for 2020. The objectives of the EIP are to align the interests of senior management with the Company’s performance goals. The EIP focuses on rewarding executives for the achievement of financial objectives with competitive financial incentives and provides a systemic plan for establishing definitive performance goals. Under the EIP for 2020, the Company’s performance goals are based on (i) revenue growth, (ii) “adjusted EBITDA,” which for these purposes is defined as the earnings before interest, taxes, depreciation and amortization, excluding stock-based compensation and one-time extraordinary expenses as approved by the Board or the Compensation Committee, (iii) the Company’s cash at December 31, 2020 (excluding cash proceeds received from certain one-time transactions), and (iv) individual objectives for each executive. Executives are eligible to be awarded bonus compensation based on the Company’s annual results.

The EIP for 2020 may be modified or terminated by the Board at any time, but incentive awards that have been earned by the participating Named Executive Officers through the date of termination of the EIP will be payable. In addition, target awards and weightings may be modified by the Board during the plan year based upon a shift in focus or changing industry standards, or any other factors that the Board deems appropriate. The Board has the authority to administer the EIP for 2020 and has the final decision on any discrepancies in interpretation of the EIP for 2020

Awards under the EIP for 2020 were calculated as a percentage of the executive’s base salary. The target award under the EIP for 2020 for Chris Wolfe was set at 100% of his base salary and for Ned Mavrommatis was set at 75% of his base salary and may be payable either 100% in restricted stock or 50% in cash and 50% in restricted stock based on certain criteria. 25% of each executive’s target award under the EIP for 2020 could be earned based on the following metrics: (i) the Company having at least $14.5 million in cash at December 31, 2020 (excluding cash proceeds received from certain one-time transactions), (ii) the achievement of at least $7.8 million in adjusted EBITDA for the 2020 fiscal year, (iii) the achievement of at least $117.6 million in revenue for the 2020 fiscal year, and (iv) certain individual objectives. Based on the Company’s financial results for the fiscal year ended December 31, 2020 and the results of each executive’s applicable individual objectives, each of Chris Wolfe and Ned Mavrommatis received annual bonuses under the EIP for 2020 in the aggregate amount of $297,000 and $223,312, respectively. Of the $297,000 awarded to Mr. Wolfe, $148,500 was paid in cash and $148,500 was paid in restricted shares of common stock. Of the $223,312, awarded to Mr. Mavrommatis, $111,656 was paid in cash and $111,656 was paid in restricted shares of common stock.

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Equity Compensation. We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with those of our stockholders. We review our equity compensation plans annually. Employees are eligible for annual stock option and restricted stock award grants. These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value and (ii) the executive officer remains employed with us.

Historically, other than the EIP, the Company did not have any program, plan or obligation under which it was required to grant equity compensation to any executive officer on specified dates or upon the achievement of certain performance goals. The authority to make equity grants to executive officers rests with the Compensation Committee and the Board, although, as noted, the Compensation Committee and the Board do consider the recommendations of our Chief Executive Officer in setting the compensation of our other executive officers.

The number of restricted shares of our common stock and options to purchase our common stock granted to and held by our Named Executive Officers are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

Severance and Change-in-Control Benefits. Except for the severance and change-in-control benefits described below under the captions “Severance Arrangements” and “Potential Payments Upon Termination or Change in Control,” we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change in control or otherwise.

Benefits. The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plans, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

Perquisites. Certain of our Named Executive Officers receive an allowance for automobile and related expenses, which amounts are reflected under column titled “All Other Compensation” in the “Summary Compensation Table” below. Our use of perquisites as an element of compensation is very limited. We do not view perquisites as a significant element of our comprehensive compensation structure.

Peer Group

In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at companies with comparable revenue, market capitalization and businesses as the Company. The Compensation Committee utilized as a reference for determining competitive total compensation packages for our Named Executive Officers for 2020, our peer group of companies that were identified by Korn Ferry, the compensation consultant retained by the Compensation Committee in 2020. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions. The peer group of companies determined by Korn Ferry was based on revenue, market capitalization, business fit and peer groups identified by prior compensation consultants.

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We believe that the compensation practices of our industry, in general, and of our select peer group, in particular, provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We review the levels of cash, equity, and total compensation for comparable executives in our peer group relative to the elements of compensation paid to our executives. In considering how these data relate to our existing compensation structure, we take into account our size, performance, and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our executives versus those of comparable executives at such peer group companies.

The following companies were identified as members of our peer group by Korn Ferry in 2020:

AIRGAIN, INC.	KVH INDUSTRIES INC.
AMERICAN SOFTWARE, INC.	NAPCO SECURITY TECHNOLOGIES, INC.
CALAMP CORP.	ONESPAN INC
CALIX, INC.	ORBCOMM, INC.
DIGI INTERNATIONAL INC.	PERCEPTRON, INC.
EMCORE CORPORATION	SIERRA WIRELESS, INC.
GLOBAL STAR, INC	SUPPORT.COM, INC.
INDENTIVE, INC.	SYCHRONOSS TECHNOLOGIES, INC.
INSEEGO COPR.	TELENAV, INC.
ITERIS, INC.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Employment Agreements

David Mahlab entered into an employment agreement with Pointer dated February 2, 2011, which provided Mr. Mahlab with certain severance and related benefits to be paid upon the termination of his services with Pointer. David Mahlab retired from his role as Chief Executive Officer International of the Company effective as of January 31, 2020 and in connection with such retirement, the Company and Pointer entered into a Termination of Employment by Mutual Consent Agreement dated December 11, 2019 with Mr. Mahlab (the “Termination Agreement”) reflecting the terms and conditions of Mr. Mahlab’s transition from his role and providing for the termination of employment under Mr. Mahlab’s employment agreement.

The Company has not entered into employment agreements with Messrs. Wolfe or Mavrommatis or Ms. Elkins, who serve at the discretion of the Board, with no fixed term of employment.

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Severance Agreements

The Company is a party to severance agreements with each of Messrs. Wolfe and Mavrommatis, which provide each such executive with certain severance and change in control benefits upon the occurrence of certain events.

The severance agreement with Mr. Wolfe provides Mr. Wolfe with certain severance and change in control benefits upon the occurrence of a “Trigger Event,” which will have occurred if the Company terminates Mr. Wolfe without cause, or upon the occurrence of a “Change in Control Trigger Event,” which will have occurred if the Company terminates Mr. Wolfe without cause or Mr. Wolfe resigns for good reason, each within six months following a change in control event (as defined in the severance agreement). Under the terms of the severance agreement with Mr. Wolfe, subject to Mr. Wolfe’s delivery of a general release to the Company, Mr. Wolfe is entitled to the following: (i) cash payments either (A) at the rate of Mr. Wolfe’s annual base salary, in the case of a Trigger Event, or (B) at twice the rate of Mr. Wolfe’s annual base salary, in the event of a Change in Control Trigger Event, in each case, as in effect immediately prior to such Trigger Event or Change in Control Trigger Event, as the case may be, for a period of 12 months, made as a series of payments that are payable in accordance with the Company’s standard payroll practices; (ii) a waiver of any remaining portion of Mr. Wolfe’s healthcare continuation payments under COBRA for the 12-month severance period, provided that Mr. Wolfe timely elects COBRA coverage and continues to make contributions for such coverage equal to his contribution amount in effect immediately preceding the date of his termination of employment; (iii) partial accelerated vesting of Mr. Wolfe previously granted stock options and restricted stock awards, such that (to the extent not already then vested) a portion of these awards shall vest and/or become exercisable, in each case on a pro-rated basis that takes into account the number of months elapsed since the date of grant as compared to the scheduled vesting date (provided that the terms of the Company’s equity incentive plans will continue to govern acceleration of vesting in the event of a change of control as defined in such plan); and (iv) in the event of a Change in Control Trigger Event, a pro rata portion of any bonus that would have been payable to Mr. Wolfe with respect to the year of termination based on the achievement of predetermined objectives used to determine the Company’s performance.

The severance agreement with Mr. Mavrommatis provides Mr. Mavrommatis with certain severance and change in control benefits upon the occurrence of a “Trigger Event,” which will have occurred if the Company terminates Mr. Mavrommatis without cause or Mr. Mavrommatis resigns for good reason within six months following a change in control event (as defined in the severance agreement). Under the terms of the severance agreements with Mr. Mavrommatis, subject to Mr. Mavrommatis’s delivery of a general release to the Company, Mr. Mavrommatis is entitled to the following: (i) cash payments at the rate of his annual base salary as in effect immediately prior to the Trigger Event for a period of 12 months, made as a series of payments that are payable in accordance with the Company’s standard payroll practices; (ii) a waiver of any remaining portion of his healthcare continuation payments under COBRA for the 12-month severance period, provided that Mr. Mavrommatis timely elects COBRA coverage and continues to make contributions for such coverage equal to his contribution amount in effect immediately preceding the date of his termination of employment; and (iii) partial accelerated vesting of his previously granted stock options and restricted stock awards, such that (to the extent not already then vested) a portion of these awards shall vest and/or become exercisable, in each case on a pro-rated basis that takes into account the number of months elapsed since the date of grant as compared to the scheduled vesting date (provided that the terms of the Company’s equity incentive plans will continue to govern acceleration of vesting in the event of a change of control as defined in such plan).

As a condition to the Company’s obligations under the severance agreements, each of Messrs. Wolfe and Mavrommatis is required to execute and deliver to the Company a restrictive covenants agreement containing covenants regarding confidentiality, assignment of inventions, non-competition and non-solicitation. These restrictive covenants will remain in effect during the applicable severance period.

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On December 11, 2019, in connection with Mr. Mahlab’s retirement from his role as Chief Executive Officer International of the Company, the Company and Pointer entered into the Termination Agreement with Mr. Mahlab. The Termination Agreement provides that during the notice period between January 31, 2020 and June 10, 2021 (the “Notice Period”), Mr. Mahlab will continue to receive his salary and all benefits to which he is entitled under the terms of his employment agreement. In addition, all unvested restricted stock, stock options and restricted stock units previously granted to Mr. Mahlab became fully vested as of January 31, 2020 and all of Mr. Mahlab’s outstanding options will remain exercisable for a period of 30 months following January 31, 2020. In consideration for the benefits under the Termination Agreement, Mr. Mahlab agreed to various provisions, including a general release of claims against the Company and an agreement to vote all securities he holds in the Company and its subsidiaries in favor of any sale involving certain subsidiaries of the Company.

In connection with Elizabeth Elkins’s employment with the Company as Chief Product Officer, the Company entered into an employment offer letter with Ms. Elkins, which provides that in the event Ms. Elkins’s employment is terminated by the Company without cause, subject to Ms. Elkins’s delivery of a general release to the Company, she is entitled to cash payments at the rate of her annual base salary for a period of 6 months, made as a series of payments that are payable in accordance with the Company’s standard payroll practices.

Compensation Tables

The following table, which should be read in conjunction with the explanations provided above, sets forth summary compensation information for the years ended December 31, 2020, 2019 and 2018 for our Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($) (1)	Stock Awards ($) (2)		Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)		All Other Compensation ($) (4)	Total ($)
Chris Wolfe,	2020	424,675	(5)	—	—		885,500	297,000		10,505	1,617,680
Chief Executive Officer	2019	325,000		—	336,135		832,880	48,750		10,776	1,553,541
	2018	303,125	(6)	46,869	525,707		—	43,500		12,087	931,288
Ned Mavrommatis	2020	299,704	(7)	—	—		379,500	223,312		30,328	932,844
Chief Financial Officer,	2019	300,000	(8)	—	220,201		543,314	33,750		29,403	1,126,668
Treasurer and Corporate Secretary	2018	283,250		26,858	400,539		—	28,467		31,415	770,529
David Mahlab,	2020	29,807		—	108,229	(10)	—	—		457,872	595,908
Chief Executive Officer International (9)	2019	83,037		—	281,584		484,918	—	(11)	32,717	882,256
Elizabeth Elkins,	2020	257,102	(12)	—	113,100		49,171	—		—	419,373
Chief Product Officer (12)

(1) The dollar amount shown under the heading “Bonus” with respect to each of Chris Wolfe and Ned Mavrommatis for 2018 represents discretionary cash bonuses earned for 2018 in the amounts of $46,869 and $26,858, respectively, that were approved by the Board and paid in 2019.

(2) The dollar amount shown under the headings “Stock Awards” and “Option Awards” with respect to each of the Named Executive Officers for the fiscal years ended December 31, 2020, 2019 and 2018 reflect the aggregate grant date fair value of restricted stock and option awards granted in the fiscal year indicated, computed in accordance with ASC 718, disregarding service-based vesting conditions. For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2[Q] — Summary of Significant Accounting Policies — Stock-based compensation” and “Note 10 — Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report.

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(3) The dollar amount shown under the heading “Non-Equity Incentive Plan Compensation” (i) for each of Chris Wolfe and Ned Mavrommatis for 2020 represents bonus earned for such fiscal year pursuant to the Executive Incentive Plan for 2020, (ii) for each of Chris Wolfe and Ned Mavrommatis for 2019 represents bonus earned for such fiscal year pursuant to the Executive Incentive Plan for 2019, and (iii) for each of Chris Wolfe and Ned Mavrommatis for 2018 represents bonus earned for such fiscal year pursuant to the Executive Incentive Plan for 2018.

(4) The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our Named Executive Officers for automobile allowance and related expenses, health insurance premiums and, with respect to David Mahlab, payments mandated by Israeli law to advanced education funds, managers’ insurance and pension funds, vacation pay and recuperation pay (the “Social Benefit Payments”) and severance payments made pursuant to the Termination Agreement. The automobile allowance and related expenses for 2020 for each of Ned Mavrommatis and David Mahlab were $13,188 and $3,055, respectively; the health insurance premiums for 2020 for each of Chris Wolfe and Ned Mavrommatis were $10,505 and $17,140, respectively; the Social Benefit Payments for 2020 for David Mahlab were $7,735 and his severance payments for 2020 were $447,082. The automobile allowance and related expenses for 2019 for each of Ned Mavrommatis and David Mahlab were $13,188 and $11,013, respectively; the health insurance premiums for 2019 for each of Chris Wolfe and Ned Mavrommatis were $10,776 and $16,215, respectively; and the Social Benefit Payments for 2019 for David Mahlab were $21,704. The automobile allowance and related expenses for 2018 for Ned Mavrommatis was $13,188; and the health insurance premiums for 2018 for each of Chris Wolfe and Ned Mavrommatis were $12,087 and $18,227, respectively.

(5) On May 28, 2020, the Board approved a $30,469 temporary reduction in Mr. Wolfe’s base salary for the remainder of the 2020 fiscal year and in exchange for such salary reduction, Mr. Wolfe received a grant of 6,414 restricted shares of common stock, which will vest on December 31, 2021. In addition, on May 28, 2020, the Board approved an increase in Mr. Wolfe’s annual base salary from $325,000 to $400,000. In lieu of cash payments as a result of such increase to Mr. Wolfe’s annual base salary, Mr. Wolfe received grants of restricted stock to be issued on the last day of each calendar month in 2020, commencing with a grant on May 31, 2020 in an amount equivalent to $41,667 with all remaining grants in 2020 equal to an amount equivalent to $8,333 per month, which grants vested in full on December 31, 2020. The dollar amount shown reflects the amount of Mr. Wolfe’s salary for 2020 received in cash and the aggregate grant date fair value of restricted stock received by Mr. Wolfe in lieu of his salary reduction and cash payments for his increased salary.

(6) Effective as of August 15, 2018, the annual base salary of Chris Wolfe was increased to $325,000.

(7) On May 28, 2020, the Board approved a $28,125 temporary reduction in Mr. Mavrommatis’s base salary for the remainder of the 2020 fiscal year and in exchange for such salary reduction, Mr. Mavrommatis received a grant of 5,921 restricted shares of common stock, which will vest on December 31, 2021. The dollar amount shown reflects the amount of Mr. Mavrommatis’s salary for 2020 received in cash and the aggregate grant date fair value of restricted stock received by Mr. Mavrommatis in lieu of his salary reduction.

(8) Effective as of January 1, 2019, the annual base salary of Ned Mavrommatis was increased to $300,000.

(9) David Mahlab was appointed Chief Executive Officer International effective October 3, 2019 and retired from such role effective as of January 31, 2020. Mr. Mahlab’s base salary and the amounts shown under the heading “All other compensation” were paid in Israeli shekels and, throughout these compensation tables, Israeli shekels have been converted to U.S. dollars using the exchange rate on the last day of each fiscal year ($1 U.S. dollar = 3.21 Israeli shekels for amounts reported for 2020 and $1 U.S. dollar = 3.4539 Israeli shekels for amounts reported for 2019).

(10) On July 10, 2020, Mr. Mahlab was granted 25,053 restricted shares of common stock in consideration for his services as a director of the Company.

(11) Does not include a bonus in the amount of $276,933 that Mr. Mahlab earned as an executive of Pointer under Pointer’s executive bonus plan which was adopted prior to the completion of the transaction.

(12) Elizabeth Elkins was appointed Chief Product Officer of the Company on January 27, 2020. Ms. Elkins’s annual base salary is $275,000. On May 28, 2020, the Board approved a $25,781 temporary reduction in Ms. Elkins’s base salary for the remainder of the 2020 fiscal year and in exchange for such salary reduction, Ms. Elkins received a grant of 5,428 restricted shares of common stock, which will vest on December 31, 2021. The dollar amount shown reflects the amount of Ms. Elkins’s salary for 2020 received in cash and the aggregate grant date fair value of restricted stock received by Ms. Elkins in lieu of her salary reduction.

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Grants of Plan-Based Awards

The following table provides certain information with respect to restricted stock awards and options granted to our Named Executive Officers during the fiscal year ended December 31, 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)			All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)		(#)		($/Sh)	($)(5)
Chris Wolfe	5/28/2020	100,000	400,000	400,000
	5/28/2020									350,000	(4)	$6.28	$234,500
	5/28/2020									350,000	(4)	$6.00	$651,000
	5/28/2020							6,414	(2)				$30,146
	5/31/2020							8,865	(3)				$41,667
	6/30/2020							1,804	(3)				$8,333
	7/31/2020							1,860	(3)				$8,333
	8/31/2020							1,483	(3)				$8,333
	9/30/2020							1,480	(3)				$8,333
	10/31/2020							1,377	(3)				$8,333
	11/30/2020							1,211	(3)				$8,333
	12/31/2020							1,122	(3)				$8,333
Ned Mavrommatis	5/28/2020	56,250	225,000	225,000
	5/28/2020									150,000	(4)	$6.28	$100,500
	5/28/2020									150,000	(4)	$6.00	$279,000
	5/28/2020							5,921	(2)				$27,829
Elizabeth Elkins	1/27/2020	34,375	137,500	137,500				15,000	(6)	15,000	(6)	$7.54	$162,271
	5/28/2020							5,428	(2)				$25,512

(1) The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to bonuses for the fiscal year ended December 31, 2020 payable to our named executive officers based on the achievement of annual company financial goals and individual objectives for 2020 pursuant to our Executive Incentive Plan.

(2) Represents restricted shares issued under the Company’s 2018 Incentive Plan (the “2018 Plan”) in exchange for a temporary reduction in such Named Executive Officer’s base salary in 2020. 100% of these restricted shares will vest on December 31, 2021.

(3) Represents restricted shares issued under the 2018 Plan in lieu of cash payments as a result of an increase to Mr. Wolfe’s base salary. 100% of these restricted shares vested on December 31, 2020.

(4) In connection with the Company’s acquisition of Pointer, the Company previously approved the grants of options to purchase 350,000 shares of the Company’s common stock to Mr. Wolfe and options to purchase 150,000 shares of the Company’s common stock to Mr. Mavrommatis on March 13, 2019 (the “Signing Bonus Options”) and the grants of additional options to purchase 350,000 shares of the Company’s common stock to Mr. Wolfe and additional options to purchase 150,000 shares of the Company’s common stock to Mr. Mavrommatis on October 3, 2019 (the “Closing Bonus Options” and together with the Signing Bonus Options, the “Original Bonus Options”). The Original Bonus Options were subject to the terms of the 2018 Plan, vested upon the attainment of adjusted EBITDA targets for the fiscal years ending December 31, 2020 and December 31, 2021 and became exercisable 180 days after vesting, subject to acceleration in the event of certain change of control transactions. The Signing Bonus Options had an exercise price of $6.28 per share and the Closing Bonus Options had an exercise price of $6.00 per share.

In response to the impact of COVID-19, the Board terminated and cancelled the Original Bonus Options and approved the following grants to replace the Original Bonus Options: (i) options to purchase 350,000 shares of the Company’s common stock to Mr. Wolfe and options to purchase 150,000 shares of the Company’s common stock to Mr. Mavrommatis (the “New Signing Options”), which options are subject to the terms of the 2018 Plan, have an exercise price of $6.28 per share, and will vest and become exercisable in full on December 31, 2022 if the volume weighted average price of the Company’s common stock during a consecutive 30 trading day period (the “30 Day VWAP”) reaches $12.00 at any point prior to December 31, 2022, and (ii) options to purchase 350,000 shares of the Company’s common stock to Mr. Wolfe and options to purchase 150,000 shares of the Company’s common stock to Mr. Mavrommatis (the “New Closing Options”), which options are subject to the terms of the 2018 Plan, have an exercise price of $6.00 per share, and will vest and become exercisable immediately upon the Company achieving a 30 Day VWAP of $10.00.

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(5) Calculated based on the closing price of our common stock, as reported on the Nasdaq Global Market on the date of grant.

(6) Represents restricted shares and options to purchase shares of our common stock issued under the 2018 Plan to Ms. Elkins. 25% of the restricted shares and the options vest on each of the first, second, third and fourth anniversaries of the date of grant, provided that Ms. Elkins is an employee of the Company on each such date.

Stock Option Exercises and Vesting of Restricted Stock Awards

The following table provides certain information with respect to options that were exercised and shares of restricted stock that vested for each of our Named Executive Officers during the fiscal year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting($)(2)
Chris Wolfe	-	-	76,133	528,535
Ned Mavrommatis	17,061	55,960	30,734	207,715
Elizabeth Elkins	-	-	-	-

(1) Represents the difference between the market price of the underlying securities at exercise of the option and the exercise price of the option.

(2) Represents the aggregate dollar value of the shares on the vesting date.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Chris Wolfe	100,000		5.21	8/4/2026	(3)	84,497	627,813
	100,000		4.70	12/7/2026	(3)
	40,625	121,875	6.08	1/30/2029	(3)
	39,394	118,182	5.87	11/5/2029	(3)
		350,000	6.28	5/28/2030	(4)
		350,000	6.00	5/28/2030	(5)
Ned Mavrommatis	40,541		5.93	3/29/2022	(6)	65,048	483,307
	40,842		5.71	4/4/2023	(3)
	30,000		4.37	3/24/2026	(3)
	37,500	12,500	6.00	2/17/2027	(3)
	25,000	75,000	6.08	1/30/2029	(3)
	27,273	81,818	5.87	11/5/2029	(3)
		150,000	6.28	5/28/2030	(4)
		150,000	6.00	5/28/2030	(5)
Elizabeth Elkins		15,000	7.54	1/27/2023	(3)	20,428	151,780

(1) Represents restricted shares issued under the 2007 Equity Compensation Plan, the 2015 Equity Compensation Plan and the 2018 Plan.

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(2) Calculated based on $7.43 per share, the closing price per share of our common stock, as reported on the Nasdaq Global Market, on December 31, 2020.

(3) These option awards vest over a four-year period, such that twenty five (25%) of the award vests each year on the anniversary of the grant date, provided that the holder is employed by the Company on such date.

(4) These option awards will vest and become exercisable in full on December 31, 2022, provided that the holder is employed by the Company on such date, if at any point prior to such date the volume weighted average price of our common stock during a consecutive 30 trading day period (the “30 Day VWAP”) reaches $12.00

(5) These option awards will vest and become exercisable in full immediately upon the 30 Day VWAP reaching $10.00, provided that the holder is employed by the Company on such date.

(6) One hundred percent (100%) of these option awards vested on the third anniversary of the grant date.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control under Severance Arrangements

As described above under the caption “Severance Arrangements,” the Company has entered into severance agreements with Messrs. Wolfe and Mavrommatis. These severance agreements provide for severance payments or other compensation upon the termination of such executive’s employment or a change in control with respect to the Company. In addition, on December 11, 2019, the Company entered into the Termination Agreement with Mr. Mahlab which provides for certain payments and other benefits Mr. Mahlab received in connection with his retirement effective as of January 31, 2020. Further, Ms. Elkins is also entitled to certain severance payments pursuant to the terms of her employment offer letter with the Company.

Potential Payments Upon Termination or Change in Control under Equity Compensation Plans

Our 2007 Plan provides that, in the event of a consolidation or merger in which, after completion of any such transaction, our prior stockholders own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of our assets, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Our 2015 Plan provides that the Compensation Committee may, at the time of the grant of an award, provide for the effect of a “change in control” on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or stock appreciation right in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or stock appreciation right without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; (g) cancel any stock unit or performance units held by a participant affected by the change in control in exchange for cash and/or other substitute consideration with a value equal to the fair market value per share of common stock on the date of the change in control, or (h) make such other modifications, adjustments or amendments to outstanding awards as the Compensation Committee deems necessary or appropriate.

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For purposes of the 2015 Plan, a “change in control” means the occurrence of any of the following events: (i) any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act, but excluding the Company, its affiliates and any person holding securities under employee benefit plan or trust of the Company) is or becomes the beneficial owner of securities of the Company representing 50% or more of either the combined voting power of the Company’s then outstanding securities or the then outstanding shares of our common stock; (ii) any consolidation or merger of the Company where stockholders of the Company, immediately prior to such consolidation or merger, would not, immediately after such consolidation or merger, beneficially own shares representing in the aggregate 50% of more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger; or (iii) any sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to such sale; (iv) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or (v) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any member of the Board whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Our 2018 Plan provides that, unless the Compensation Committee provides otherwise in advance of the grant, in the event of a “change in control,” if the employee or service provider is terminated other than for “cause” (as defined in the 2018 Plan) within one year of such change in control or leaves for “good reason” (as defined in the 2018 Plan), options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the change in control, and the Company will not have the right to reduce the awards for any other reason.

For purposes of the 2018 Plan, a “change in control” means the occurrence of any of the following events: (i) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Company and any new director whose election by the board of directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

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Estimated Payments Upon Termination or Change in Control

The following table shows potential payments to the Company’s Named Executive Officers under existing severance agreements, plans or arrangements in connection with a termination of employment or change in control with respect to the Company. The following table assumes a December 31, 2020 termination or change in control date and uses the closing price of the Company’s common stock on the Nasdaq Global Market on December 31, 2020, $7.43. The disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officer. These actual amounts would only be known at the time the Named Executive Officers become eligible for payment and would only be payable upon the termination of employment or change in control.

Name	Benefit	Non Change-in-Control Termination (Without Cause or for Good Reason) ($)		Change-in-Control Termination (Without Cause or for Good Reason) ($)		Change-in-Control Only ($)
Chris Wolfe	Severance Pay	$400,000		$800,000		$—
	Exercise of Vested Stock Options Upon Termination	$60,531	(1)	$1,252,176	(2)	$1,252,176	(2)
	Realization of Restricted Stock Awards Upon Termination	$184,075	(3)	$627,813	(4)	$627,813	(4)
	Benefit Continuation	$23,070		$23,070		$—
Ned Mavrommatis	Severance Pay	$300,000		$300,000		$—
	Exercise of Vested Stock Options Upon Termination	$52,924	(1)	$633,763	(2)	$633,763	(2)
	Realization of Restricted Stock Awards Upon Termination	$151,071	(3)	$483,397	(4)	$483,307	(4)
	Benefit Continuation	$35,375		$35,375		$—
David Mahlab	Severance Pay	$328,417	(5)	$328,417	(5)	$—
	Exercise of Vested Stock Options Upon Termination	$299,330	(6)	$299,330	(6)	$—
	Realization of Restricted Stock Awards Upon Termination	$356,650	(7)	$356,650	(7)	$—
	Realization of Restricted Stock Unit Awards Upon Termination	$500,797	(8)	$500,797	(8)	$—
	Benefit Continuation	$118,665	(9)	$118,665	(9)	$—
Elizabeth Elkins	Severance Pay	$137,500		$137,500		$—
	Realization of Restricted Stock Awards Upon Termination	$40,399	(3)	$151,780	(4)	$151,780	(4)

(1) Pursuant to the option award agreements entered into between the Company and each of Messrs. Wolfe and Mavrommatis, options that have vested as of the date of termination of employment generally are exercisable for a period of three months following the date of termination (or 365 days, in the case of termination of employment resulting from death or disability). Moreover, the terms of the severance agreements entered into between the Company and each of Messrs. Wolfe and Mavrommatis generally provide for accelerated vesting of a portion of the unvested options held by the individual upon the occurrence of a “trigger event” (as defined in such severance agreements) or a “change in control trigger event” (as defined in Mr. Wolfe’s severance agreement).

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(2) The 2007 Plan provides that all outstanding options will become exercisable upon a change in control (as defined in the 2007 Plan). The 2015 Plan provides that upon or in anticipation of any change in control (as defined in the 2015 Plan), the Compensation Committee has the discretion to accelerate the vesting of any outstanding options. The 2018 Plan provides that in the event of a change in control (as defined in the 2018 Plan), option will vest if the employee or service provider is terminated other than for cause within one year of a change in control or leaves for good reason. With respect to the New Signing Options, the vesting will occur on December 31, 2022 if the 30 Day VWAP reaches $12.00 at any point prior to December 31, 2022. With respect to the New Closing Options, the vesting will occur immediately upon the Company achieving a 30 Day VWAP of $10.00. Thus, the amounts reported in the table assume the exercise of any outstanding stock options held by Messrs. Wolfe and Mavrommatis at December 31, 2020 that were in-the-money as of such date, and that (i) with respect to option awards issued under the 2015 Plan, the Compensation Committee decided to accelerate the vesting of such outstanding options upon a change in control, (ii) with respect to option awards issued under the 2018 Plan, Messrs. Wolfe and Mavrommatis were terminated other than for cause within one year of a change in control or left for good reason, (iii) with respect to the Signing Bonus Options, the Company achieved a 30 Day VWAP of $12.00 and (iv) with respect to the Closing Bonus Options, the Company achieved a 30 Day VWAP of $10.00.

(3) The terms of the severance agreements entered into between the Company and each of Messrs. Wolfe and Mavrommatis generally provide for accelerated vesting of a portion of the unvested restricted shares held by the individual upon the occurrence of a “trigger event” (as defined in such severance agreements) or a “change in control trigger event” (as defined in Mr. Wolfe’s severance agreement). Ms. Elkins restricted stock award agreement generally provides for accelerated vesting of a portion of the unvested restricted shares held by the individual upon the occurrence of a “trigger event” or a “change in control trigger event”.

(4) The 2007 Plan provides that all outstanding restricted stock awards will become fully vested upon a change in control (as defined in the 2007 Plan). The 2015 Plan provides that upon or in anticipation of any change in control (as defined in the 2015 Plan), the Compensation Committee has the discretion to accelerate the vesting of any outstanding restricted stock awards. The 2018 Plan provides that in the event of a change in control (as defined in the 2018 Plan), restricted stock will vest if the employee or service provider is terminated other than for cause within one year of a change in control or leaves for good reason. The amounts reported in the table assume that, with respect to restricted stock awards issued under the 2015 Plan, the Compensation Committee decided to accelerate the vesting of such outstanding restricted stock upon a change in control and that, with respect to restricted stock awards issued under the 2018 Plan, Messrs. Wolfe and Mavrommatis and Ms. Elkins were terminated other than for cause within one year of a change in control or left for good reason.

(5) Represents the actual amount of Mr. Mahlab’s salary paid as severance to Mr. Mahlab in 2020 pursuant to the terms of his Termination Agreement.

(6) Pursuant to the terms of the Termination Agreement, options to purchase 191,878 shares of the Company’s common stock previously granted to Mr. Mahlab became fully vested as of January 31, 2020, the effective date of his termination. These options will remain exercisable for a period of 30 months following January 31, 2020. The amounts reported in the table assume the exercise of such options at December 31, 2020.

(7) Pursuant to the terms of the Termination Agreement, 47,490 restricted shares of the Company’s common stock previously granted to Mr. Mahlab became fully vested as of January 31, 2020, the effective date of his termination. The amounts reported in the table reflect the fair value of such restricted shares as of January 31, 2020.

(8) Pursuant to the terms of the Termination Agreement, restricted stock units for 66,684 shares of the Company’s common stock previously granted to Mr. Mahlab became fully vested as of January 31, 2020, the effective date of his termination. The amounts reported in the table reflect the fair value of the 66,684 shares of the Company’s common stock received upon the vesting of such restricted stock units as of January 31, 2020.

(9) Represents the actual amount of full contribution to pension fund, study fund, and all other regular payments and benefits (including the company car) that Mr. Mahlab received in 2020 pursuant to the terms of his Termination Agreement.

Risk Considerations

We do not believe that our compensation practices and policies for our employees, including our executive officers, create risks or are likely to create risks that are reasonably likely to have a material adverse effect on us or our results of operations or financial condition.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of shares of our common stock as of May 25, 2021 by:

●	each stockholder known by us to own beneficially more than 5% of our outstanding common stock;
●	each of our Named Executive Officers;
●	each of our current directors and director nominees; and
●	all of our current directors and executive officers as a group.

To our knowledge, except as set forth in the footnotes to the table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name. The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of May 25, 2021, through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of May 25, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). As used in this Proxy Statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

The number and percentage of shares beneficially owned is computed on the basis of 35,990,402 shares of our common stock outstanding as of May 25, 2021. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company’s outstanding common stock was based on a review of all statements filed with the SEC with respect to the Company pursuant to Section 13(d) or 13(g) of the Exchange Act.

The address for those persons for which an address is not otherwise provided is c/o PowerFleet, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Outstanding (1)
5% Stockholders:
ABRY Senior Equity Holdings V, LLC c/o ABRY Partners II, LLC 888 Boylston Street, Suite 1600 Boston, MA 02199	7,477,211	(2)	17.20%
Cannell Capital LLC 245 Meriwether Circle Alta, WY 83414	2,762,836	(3)	7.68%
The Phoenix Holding Ltd. Derech Hashalom 53 Givataim, 53454, Israel	2,252,347	(4)	6.26%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	1,854,858	(5)	5.15%
Executive Officers:
Chris Wolfe	565,697	(6)	1.56%
Ned Mavrommatis	430,754	(7)	1.19%
Elizabeth Elkins	52,626	(8)	*
Directors:
Anders Bjork	-		*
Michael Brodsky	353,329	(9)	*
Michael Casey	164,875	(10)	*
Charles Frumberg	1,591,489	(11)	4.42%
David Mahlab	607,996	(12)	1.68%
Medhini Srinivasan	-		*
All directors, and executive officers as a group (nine individuals)	3,766,766	(13)	10.24%

* Represents less than 1% of the outstanding shares of our common stock.

(1) Ownership percentages are based on 35,990,402 shares of common stock of the Company outstanding as of May 25, 2021.

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(2) Based on information contained in Amendment No. 3 to Schedule 13D filed with the SEC on February 11, 2021, ABRY Senior Equity Holdings V, LLC (“ASEH”) may be deemed to beneficially own an aggregate of 7,477,211 shares of the Company’s common stock issuable upon conversion of shares of Series A Preferred Stock held directly by ASE and ASECF, with shared voting and dispositive power over such shares. ASE beneficially owns an aggregate of 6,274,876 shares of the Company’s common stock issuable upon conversion of shares of Series A Preferred Stock held directly by it, with shared voting and dispositive power over such shares. ASECF beneficially owns an aggregate of 1,202,335 shares of the Company’s common stock issuable upon conversion of shares of Series A Preferred Stock held directly by it, with shared voting and dispositive power over such shares.

(3) Based on information contained in a Schedule 13G filed with the SEC on February 14, 2020, Cannell Capital LLC, a Wyoming limited liability company (“Cannell Capital”), and J. Carlo Cannell, a U.S. citizen who serves as the sole managing member of Cannell Capital, beneficially own an aggregate of 2,762,836 shares of the Company’s common stock, with shared voting and dispositive power over these shares.

(4) Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2021, The Phoenix Holding Ltd. beneficially owns an aggregate of 2,252,347 shares of the Company’s common stock, with shared voting and dispositive power over these shares.

(5) Based on information contained in a Schedule 13G filed with the SEC on February 2, 2021, BlackRock, Inc. beneficially owns an aggregate of 1,854,858 shares of the Company’s common stock, with sole voting and dispositive power over these shares.

(6) This number includes (i) 320,644 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021; (ii) 6,414 restricted shares of common stock, which shares vest on December 31, 2021, provided that Mr. Wolfe is employed by the Company on such date; (iii) 17,712 restricted shares of common stock, which shares vest on February 24, 2022, provided that Mr. Wolfe is employed by the Company on such date; (iv) 8,741 restricted shares of common stock, 50% of which shares vest on each of January 7, 2022 and January 7, 2023, provided that Mr. Wolfe is employed by the Company on each such date; (v) 29,545 restricted shares of common stock, 33 1/3% of which shares vest on each of November 5, 2021, November 5, 2022 and November 5, 2023, provided that Mr. Wolfe is employed by the Company on each such date; and (vi) 89,655 restricted shares of common stock, 25% of which shares vest on each of February 7, 2022, February 7, 2023, February 7, 2024 and February 7, 2025, provided that Mr. Wolfe is employed by the Company on each such date.

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(7) This number includes (i) 121,342 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021; (ii) 5,921 restricted shares of common stock, which shares vest on December 31, 2021, provided that Mr. Mavrommatis is employed by the Company on such date; (iii) 13,495 restricted shares of common stock, which shares vest on February 24, 2022, provided that Mr. Mavrommatis is employed by the Company on such date; (iv) 5,009 restricted shares of common stock, 50% of which shares vest on each of January 7, 2022 and January 7, 2023, provided that Mr. Mavrommatis is employed by the Company on each such date; (v) 20,455 restricted shares of common stock, 33 1/3% of which shares vest on each of November 5, 2021, November 5, 2022 and November 5, 2023, provided that Mr. Mavrommatis is employed by the Company on each such date; and (vi) 41,379 restricted shares of common stock, 25% of which shares vest on each of February 7, 2022, February 7, 2023, February 7, 2024 and February 7, 2025, provided that Mr. Mavrommatis is employed by the Company on each such date.

(8) This number includes (i) 3,750 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021; (ii) 11,250 restricted shares of common stock, 33 1/3% of which shares vest on each of January 27, 2022, January 27, 2023 and January 27, 2024, provided that Ms. Elkins is employed by the Company on each such date; (iii) 5,428 restricted shares of common stock, which shares vest on December 31, 2021, provided that Ms. Elkins is employed by the Company on such date; and (iv) 28,448 restricted shares of common stock, 25% of which shares vest on each of February 7, 2022, February 7, 2023, February 7, 2024 and February 7, 2025, provided that Ms. Elkins is employed by the Company on each such date.

(9) This number includes (i) 34,770 restricted shares of our common stock, which vest on July 10, 2021, provided that Mr. Brodsky is a director of the Company on such date; (ii) 76,000 shares of our common stock held by Vajra Fund I, L.P., of which Mr. Brodsky is the general partner; and (iii) 95,000 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021.

(10) This number includes (i) 28,842 restricted shares of our common stock, which vest on July 10, 2021, provided that Mr. Casey is a director of the Company on such date; and (ii) 45,000 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021.

(11) This number includes (i) 25,053 restricted shares of our common stock, which vest on July 10, 2021, provided that Mr. Frumberg is a director of the Company on such date; (ii) 22,500 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021, and (iii) 1,502,559 shares of our common stock held by Emancipation Capital, LP, a Delaware limited partnership (“Emancipation LP”) and Emancipation Capital SPV IV LLC, a Delaware limited liability company (“Emancipation SPV IV”). Emancipation Management LLC, a New York limited liability company (“Emancipation Management”) serves as the investment manager of Emancipation LP and Emancipation SPV IV. Emancipation Capital LLC, a Delaware limited liability company (“Emancipation Capital”) is the managing member of Emancipation SPV IV. Mr. Frumberg is the managing member of Emancipation Management and Emancipation Capital and shares voting and dispositive power over the shares held by Emancipation LP and Emancipation SPV IV.

(12) This number includes 191,878 shares of our common stock issuable upon exercise of options which are currently exercisable.

(13) This number includes an aggregate of 800,114 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of May 25, 2021.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2020, except that Chris Wolfe filed late a Form 4 with respect to a transaction that occurred on December 31, 2020.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. Representatives of EY are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

On November 12, 2019, the Audit Committee approved the engagement of EY as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and dismissed EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm. EisnerAmper’s audit reports on the consolidated financial statements of I.D. Systems for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through November 12, 2019, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between I.D. Systems or the Company and EisnerAmper LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EisnerAmper LLP’s satisfaction, would have caused EisnerAmper LLP to make reference to the subject matter of the disagreements in connection with its reports on I.D. Systems’ consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period from January 1, 2019 through November 12, 2019, none of the Company or I.D. Systems, or anyone acting on behalf of the Company or I.D. Systems, has consulted with EY regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its consolidated financial statements, and neither a written report nor oral advice was provided to it that EY concluded was an important factor considered by it in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We previously provided EisnerAmper with a copy of the disclosures above and requested that EisnerAmper furnish us with a letter addressed to the SEC stating whether it agrees with the statements and, if not, stating the respects in which it does not agree. A copy of EisnerAmper’s letter, dated November 15, 2019, was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on November 15, 2019.

Fees and Services of Independent Registered Certified Public Accounting Firm

Audit Fees

The aggregate fees billed by EY for professional services rendered for the audit of our annual financial statements, comfort letters, statutory and subsidiary audits, consents and assistance with review of documents filed with the SEC for the fiscal years ended December 31, 2019 and December 31, 2020 were $942,000 and $550,000, respectively.

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Audit-Related Fees

There were no fees billed by EY for audit-related services reasonably related to the performance of the audit or review of our financial statements during the fiscal years ended December 31, 2019 and December 31, 2020.

Tax Fees

The aggregate fees billed by EY for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2019 and December 31, 2020 were $2,500 and $279,000, respectively.

All Other Fees

The aggregate fees billed by EY for all other services, not included in the above, during the fiscal year ended December 31, 2020 were $41,500, which primarily consist of fees related to financial reporting advisory services. There were no other fees billed by EY for products or professional services rendered during the fiscal year ended December 31, 2019, other than services described under the captions “Audit Fees” and “Tax Fees” above.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences. None of the fees for services described above under the captions “Tax Fees” or “All Other Fees” approved by the Audit Committee were approved pursuant to the exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with recently adopted Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. Our executive compensation programs are designed to support the Company’s long-term success. As described above in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

●	to provide a total rewards package to our executives that are competitive with our peer companies;

●	to attract and retain key talent;

●	to link pay to performance by providing incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value.

We believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our stockholders and have facilitated the Company’s performance.

We urge stockholders to read the “Compensation Discussion and Analysis” above, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative contained herein, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of PowerFleet, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement relating to the Company’s 2021 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 3 AND APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION.

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PROPOSAL NO. 4

APPROVAL OF THE SERIES A PREFERRED AMENDMENT

The Company is asking its stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to modify certain terms of the Company’s Series A Preferred Stock, as described below.

Background

On October 3, 2019, in connection with the completion of the Transactions, the Company issued 50,000 shares of Series A Preferred Stock to the Investors for an aggregate purchase price of $50,000,000, the proceeds of which were used to finance a portion of the cash consideration payable in the Company’s acquisition of Pointer Telocation Ltd. The current terms of the Series A Preferred Stock are described in the Company’s Registration Statement on Form S-4/A filed with the SEC on July 23, 2019.

On [•], 2021, the Company and the Investors entered into a preferred stock redemption right agreement (the “Redemption Right Agreement”), pursuant to which the Company has the right to redeem 10,000 shares of the Series A Preferred Stock at a price of $1,450 per share plus all accrued and unpaid dividends, to be paid in cash.

The Company’s exercise of the redemption right under the Redemption Right Agreement is subject to, among other things, stockholder approval of the Series A Preferred Amendment and the Board’s decision to effect the Series A Preferred Amendment and the redemption. Closing of the redemption is also conditioned upon, among other things, the Company having sufficient “surplus” (as defined in the General Corporation Law of the State of Delaware) and funds lawfully available to pay the aggregate redemption price in cash and the Company, after giving effect to the redemption, having (i) net assets (as such term is defined and determined in accordance with Delaware law) greater than zero and greater than the amount which would be required as of the closing date of the redemption to pay the maximum amount which would be owed to stockholders with preferential rights in a liquidation of the Company and (ii) the requisite financial wherewithal to conduct its business, pay any and all liabilities as due and all then-incurred debts as they mature.

The Redemption Right Agreement automatically terminates at 5:30 p.m. on October 1, 2021 if the redemption has not closed.

On [•], 2021, the Board approved, declared advisable and recommended that the stockholders approve, the Series A Preferred Amendment with the timing of the effectiveness of the Series A Preferred Amendment to be determined by the Board in its sole discretion. The Board may alternatively elect to abandon, and not effect, the proposed Series A Preferred Amendment in its sole discretion. The Company believes that enabling the Board to determine whether to proceed with effecting the Series A Preferred Amendment, and thus, the transactions contemplated by the Redemption Right Agreement, will provide the Company with the flexibility to decide whether to use its available cash to redeem shares of Series A Preferred Stock on the terms and conditions set forth in the Redemption Right Agreement or for general corporate purposes, which may include working capital, capital expenditures and potential acquisitions.

As of May 25, 2021, there were 54,844.166 shares of Series A Preferred Stock outstanding, which were convertible into 7,493,396 shares of common stock.

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Description of the Series A Preferred Amendment

The following is a summary comparison of the current provisions of the Amended and Restated Certificate of Incorporation (the “Existing Charter”) proposed to be amended and the as amended provisions if the Series A Preferred Amendment becomes effective. This summary is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Existing Charter attached to this proxy statement as Annex A.

	Existing Charter Provision	Amended Provision
Election of Directors	So long as any shares of Series A Preferred Stock remain outstanding and represent 15% or more, on an as-converted basis, of the voting power of the Company’s common stock (on a fully diluted basis), the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect two Series A Directors to the Board and any committee or subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements). So long as any shares of Series A Preferred Stock remain outstanding and represent less than 15% but not less than 5%, on an as-converted basis, of the voting power of the Company’s common stock (on a fully diluted basis), the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect one Series A Director to the Board and any committee or subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements).	So long as any shares of Series A Preferred Stock remain outstanding and represent 12% or more, on an as-converted basis, of the Company’s then outstanding common stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of common stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of common stock issued or issuable upon the conversion and/or exercise of all outstanding options (assuming net exercise of the outstanding options) and other convertible securities)), the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect two Series A Directors to the Board and any committee or subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements). So long as any shares of Series A Preferred Stock remain outstanding and represent less than 12% but not less 4%, on an as-converted basis, of the Company’s then outstanding common stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of common stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of common stock issued or issuable upon the conversion and/or exercise of all outstanding options (assuming net exercise of the outstanding options) and other convertible securities)), the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, will be entitled to elect one Series A Director to the Board and any committee or subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements).

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Consent Rights of Series A Preferred Stock	For so long as shares of Series A Preferred Stock are outstanding and convertible into shares of the Company’s common stock that represent at least 10% of the voting power of Company’s common stock (on a fully diluted basis), or the Investors and their affiliates continue to hold at least 33% of the aggregate amount of Series A Preferred Stock issued to the Investors on the date on which such shares were first issued (the “Original Issuance Date”), the consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock will be necessary for the Company to, among other things, (i) liquidate the Company or any operating subsidiary or effect any Deemed Liquidation Event (as such term is defined in the Existing Charter), except for a Deemed Liquidation Event in which the holders of Series A Preferred Stock receive an amount in cash not less than the Redemption Price (as such term is defined in the Existing Charter), (ii) amend the Company’s organizational documents in a manner that adversely affects the Series A Preferred Stock, (iii) issue any securities that are senior to, or equal in priority with, the Series A Preferred Stock or issue additional shares of Series A Preferred Stock to any person other than the Investors or their affiliates, (iv) incur indebtedness above the agreed-upon threshold, (v) change the size of the Board to a number other than seven, or (vi) enter into certain affiliated arrangements or transactions.	For so long as shares of Series A Preferred Stock are outstanding and convertible into shares of the Company’s common stock equal to at least 8% of the Company’s then outstanding common stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of common stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of common stock issued or issuable upon the conversion and/or exercise of all outstanding options (assuming net exercise of the outstanding options) and other convertible securities)), or at any time when the Investors collectively hold at least 25% of the aggregate amount of Series A Preferred Stock issued to the Investors on the Original Issuance Date, the consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock will be necessary for the Company to, among other things, (i) liquidate the Company or any operating subsidiary or effect any Deemed Liquidation Event (as such term is defined in the Existing Charter), except for a Deemed Liquidation Event in which the holders of Series A Preferred Stock receive an amount in cash not less than the Redemption Price (as such term is defined in the Existing Charter), (ii) amend the Company’s organizational documents in a manner that adversely affects the Series A Preferred Stock, (iii) issue any securities that are senior to, or equal in priority with, the Series A Preferred Stock or issue additional shares of Series A Preferred Stock to any person other than the Investors or their affiliates, (iv) incur indebtedness above the agreed-upon threshold, (v) change the size of the Board to a number other than seven, or (vi) enter into certain affiliated arrangements or transactions.

Preemptive Rights	For so long as at least 25% of the aggregate amount of shares of Series A Preferred Stock issued on the Original Issuance Date are outstanding, each holder thereof will have the right to purchase up to its pro rata share of the securities being issued and sold in any of the Company’s future offerings of equity or debt securities, subject to customary exceptions.	For so long as at least 20% of the aggregate amount of shares of Series A Preferred Stock issued on the Original Issuance Date are outstanding, each holder thereof will have the right to purchase up to its pro rata share of the securities being issued and sold in any of the Company’s future offerings of equity or debt securities, subject to customary exceptions.

Reasons for the Series A Preferred Amendment

The Board is seeking stockholder approval of the Series A Preferred Amendment because it is necessary for the Company’s ability to elect to effect the redemption contemplated by the Redemption Right Agreement. The Redemption Right Agreement provides the Company the right to redeem 10,000 shares of the Series A Preferred Stock at a price of $1,450 per share, which is lower than the redemption price applicable to the Company’s existing redemption right set forth in the Existing Charter, which is exercisable on different terms and conditions. Under the Redemption Right Agreement, the Board has the flexibility to decide whether to use available cash of the Company to redeem shares of Series A Preferred Stock or for general corporate purposes.

Any shares of Series A Preferred Stock so redeemed will no longer be outstanding. As the Series A Preferred Stock has rights, preferences and privileges (which include rights to dividends at an annual rate of 7.5% per annum and redemption at a price of at least 1.5 times the liquidation preference) that are not held by, and are preferential to, the rights of holders of the Company’s common stock, the Board believes that reducing the number of shares of Series A Preferred Stock by redeeming a portion thereof will be beneficial to holders of the Company’s common stock and will make an investment in the Company more attractive to current and future potential investors. Further, reducing the number of shares of Series A Preferred Stock will correspondingly reduce the number of shares of common stock issuable upon conversion of the Series A Preferred Stock, thereby reducing the potential dilution that a conversion of the Series A Preferred could have to existing Company stockholders.

Effectiveness of the Series A Preferred Amendment

If this proposal is approved by stockholders at the Annual Meeting, the Series A Preferred Amendment would become effective at the time and date set forth in a Certificate of Amendment to the Existing Charter to be filed with the Delaware Secretary of State, a form of which is attached hereto as Annex A. The exact timing of the Series A Preferred Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. Alternatively, the Board may decide, notwithstanding stockholder approval and without further action by stockholders, to abandon the Series A Preferred Amendment if, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Series A Preferred Amendment.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SERIES A PREFERRED AMENDMENT.

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PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE POWERFLEET, INC. 2018 INCENTIVE PLAN

The Board has adopted and is seeking stockholder approval of an amendment to the 2018 Plan to increase the number of shares of common stock that are available for issuance thereunder by 2,000,000 shares, all of which would be available for issuance as “incentive stock options” within the meaning of Section 422 of the Code. The 2018 Plan was originally approved by the I.D. Systems board of directors on April 25, 2018 and I.D. Systems stockholders originally approved the 2018 Plan on June 14, 2018. The 2018 Plan was subsequently amended and renamed the PowerFleet, Inc. 2018 Incentive Plan in connection with the Transactions.

As of May 25, 2021, 36,507 shares of common stock remained available for issuance pursuant to future grants or awards under the 2018 Plan. The Board believes that an adequate reserve of shares available for issuance under the 2018 Plan is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants through the use of competitive incentives that are tied to stockholder value. The Board has determined that it was in the best interest of the stockholders to adopt and seek stockholder approval of the Plan Amendment. If stockholders do not approve the Plan Amendment, the 2018 Plan will remain in place in accordance with its current terms.

Summary of the 2018 Plan

The following is a summary of the material terms of the 2018 Plan, as amended by the Plan Amendment. This summary is not complete and is qualified in its entirety by reference to the full text of the Plan Amendment which is attached to this Proxy Statement as Annex B and the 2018 Plan, as amended by the Plan Amendment, attached to this Proxy Statement as Annex C.

Purpose

The 2018 Plan allows the Company to provide employees, consultants, advisors and all members of the Board who are selected to receive awards under the 2018 Plan the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

Key Provisions

The following is a summary of the key provisions of the 2018 Plan:

Plan Termination Date:	Ten years from the effective date, or June 14, 2028.

Eligible Participants:	Employees, directors, consultants and advisors (except that only employees are eligible for Incentive Stock Options).

Shares Authorized:	The sum of: (i) 6,500,000 shares of our common stock, plus (ii) the number of shares of our common stock which remain available for grants of options or other awards under the Company’s 2015 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan as of the effective date of the 2018 Plan, plus (iii) the number of shares of common stock that, after the effective date of the 2018 Plan, would again become available for issuance pursuant to the reserved share replenishment provisions of the Company’s 2015 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan as a result of stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares.

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Award Types:

(1) Incentive Stock Options

(2) Non-qualified Stock Options

(3) Restricted Stock

(4) Stock Appreciation Rights

(5) Performance Bonus Awards

(6) Deferred Stock

(7) Restricted Stock Units

(8) Dividend Equivalents

(9) Performance Stock Units

(10) Performance Share Awards

(11) Other Stock-Based Awards

Vesting:	Determined by the compensation committee of the Board (the “Compensation Committee”). Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the 2018 Plan, each award under the 2018 Plan will have a minimum vesting period of one year, except that the Compensation Committee may determine in its discretion that up to 5% of the shares of common stock which may be issued under the 2018 Plan may be granted free of such minimum vesting provisions.

Not Permitted:	Repricing of stock options and amendments that under the Code or Nasdaq rules require stockholder approval.

Incentive Stock Option Limit:	No more than 6,000,000 shares may be issued pursuant to incentive stock options.

Limitation on Number of Shares Granted to Independent Directors:	The sum of the grant date fair value of equity-based awards and the amount of any cash- based awards granted to a non-employee director during any calendar year, under the 2018 Plan, may not exceed $500,000.

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New Plan Benefits

We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The Compensation Committee will make such determinations from time to time.

Awards under the 2018 Plan

Stock Options. The 2018 Plan permits the Compensation Committee to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Compensation Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2018 Plan, the terms of an option may not be amended to reduce the exercise price nor may options be canceled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.

Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

As of May 25, 2021, the fair market value of a share of the Company’s common stock was $6.49.

Stock Appreciation Rights. The 2018 Plan permits the Compensation Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Compensation Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s common stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.

Restricted Stock and Restricted Stock Units. The 2018 Plan permits the Compensation Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Compensation Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. Notwithstanding the foregoing, with respect to a share of restricted stock, dividends shall only be paid out to the extent that the share of restricted stock vests. The vesting period for restricted stock shall be determined by the Compensation Committee, which may accelerate the vesting of any such award. The Compensation Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, and unless otherwise determined by the Compensation Committee, will not receive dividends or dividend equivalents (which in any event shall only be paid out to the extent that the restricted stock units vest). The Compensation Committee may also grant unrestricted stock under this provision.

Performance Shares and Performance Stock Units. The 2018 Plan permits the Compensation Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Compensation Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.

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Stock Payments and Other Stock-Based Awards. The 2018 Plan also permits the Compensation Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2018 Plan.

Eligible for Participation. Persons eligible to participate in the 2018 Plan include employees, directors, consultants and advisors, as determined by the Compensation Committee. Approximately 772 employees, 6 nonemployee directors and no consultants and advisors are expected to be eligible to participate in the 2018 Plan.

Available Shares. The 2018 Plan authorizes the issuance of an aggregate number of shares of the Company’s common stock equal to the sum of: (i) 6,500,000 shares of the Company’s common stock, plus (ii) the number of shares of the Company’s common stock which remain available for grants of options or other awards under the Company’s 2015 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan as of the effective date of the 2018 Plan, plus (iii) the number of shares of the Company’s common stock that, after the effective date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Company’s 2015 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan as a result of stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2018 Plan, affecting the shares that may be issued under the 2018 Plan, an adjustment shall be made in the number and class of shares which may be delivered under the 2018 Plan (including but not limited to individual grant limits). Upon termination of the 2018 Plan, no further awards may be issued under the 2018 Plan.

Minimum Vesting. Subject to the acceleration of vesting in certain circumstances as permitted under the terms of the 2018 Plan, each award under the 2018 Plan will have a minimum vesting period of one year, except that the Compensation Committee may determine in its discretion that up to 5% of the shares of common stock which may be issued under the 2018 Plan may be granted free of such minimum vesting provisions.

Other Information. The 2018 Plan may be amended in whole or in part by Board or the Compensation Committee with the approval of the Board and in certain circumstances with stockholder approval. Unless the Compensation Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2018 Plan), if the employee is terminated other than for “cause” within one year of a Change in Control or leaves for “Good Reason,” options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Compensation Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Compensation Committee, which may not be modified after the Change in Control, and the Company will not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant within one year following a Change in Control, (i) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (ii) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (iii) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant’s commute as compared to the participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

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In addition, the 2018 Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Compensation Committee may require the repayment of amounts paid under the 2018 Plan in excess of what the employee would have received under the accounting restatement.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the 2018 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2018 Plan or tax consequences based on particular circumstances. The exact federal income tax treatment of transactions under the 2018 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Incentive Stock Options. Incentive stock options under the 2018 Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock. Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2018 Plan generally have the following federal income tax consequences:

There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option. Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price. If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.

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There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards. The participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests. Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.

With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments and Other Stock-Based Awards. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 409A of the Code. Most of the awards under the 2018 Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.

Section 162(m) of the Code. The Tax Reform and Jobs Act of 2017 (the “Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 (i.e., a “covered employee”). For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation,” such as stock options and other equity awards that satisfied certain criteria. Under the Tax Act, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2018 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m). The 2018 Plan is not intended to affect the grandfathered status of awards previously granted under the Company’s existing equity incentive plans that were intended to qualify as “performance-based compensation” under Section 162(m).

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Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2020:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected under column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	3,624,000	$5.85	545,000
Total	3,624,000	$5.85	545,000

(1) These plans consist of the Company’s 1999 Stock Option Plan, 2007 Equity Compensation Plan, 2009 Non-Employee Director Equity Compensation Plan, 2015 Equity Compensation Plan and 2018 Incentive Plan, which were the Company’s only equity compensation plans under which awards were outstanding as of December 31, 2020. Each of the Company’s 1999 Stock Option Plan and 1999 Director Option Plan expired in 2009, and no additional awards may be granted thereunder. The 2007 Equity Compensation Plan expired in 2017, and no additional awards may be granted thereunder. Upon the adoption of the 2018 Incentive Plan, the 2009 Non-Employee Director Equity Compensation Plan and the 2015 Equity Compensation Plan were frozen, and no new awards can be issued pursuant to such plans.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT.

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STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

If you intend to submit a proposal to be included in next year’s proxy statement pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal on or before December 31, 2021. Submitting a stockholder proposal does not guarantee that we will include the proposal in the proxy statement if the proposal does not satisfy the SEC’s rules.

If you want to present your proposal at the 2022 annual meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal no earlier than the close of business on February 24, 2022 and no later than the close of business on March 26, 2022, and it must satisfy the requirements set forth in Article I, Section 1.10 of our Amended and Restated Bylaws. If, however, the date of the 2022 annual meeting is more than 30 days before or more than 70 days after the anniversary of this Annual Meeting, we must receive such notice no earlier than the close of business on the 120th day prior to such meeting and no later than the close of business on the later of the 90th day prior to such meeting and the 10th day following the public announcement of the meeting date.

Rule 14a-4 of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our annual meeting of stockholders to be held in 2022, if we are not provided notice of a stockholder proposal prior to March 26, 2022, we will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Ned Mavrommatis
Ned Mavrommatis
Corporate Secretary

Dated: [●], 2021

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

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Annex A

Certificate of AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

POWERFLEET INC.

(Under Section 242 of the General Corporation Law of the State of Delaware)

PowerFleet, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is PowerFleet, Inc.

2. The Corporation’s certificate of incorporation was initially filed with the Secretary of State of the State of Delaware on February 21, 2019, which was amended and restated on October 2, 2019 pursuant to the Amended and Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”).

3. The Board of Directors of the Corporation, at a meeting duly convened and held on May ___, 2021, adopted resolutions proposing and declaring it advisable that the Restated Certificate of Incorporation be amended as follows:

(a) Replacing the first paragraph of Section A.4.c. of Article Fifth of the Restated Certificate of Incorporation in its entirety with the following:

“At any time when shares of Series A Preferred Stock are outstanding (provided, that, if a Mandatory Redemption Notice has been given, and any shares of Series A Preferred Stock thereafter remain outstanding, or on and after a Redemption Failure, all shares of Series A Preferred Stock which have been redeemed, if any, shall for purposes of determining whether either of the conditions set forth in this sentence are met, be deemed outstanding) and convertible into shares of Common Stock equal to at least eight percent (8.0%) of the Corporation’s then outstanding Common Stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of Common Stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of Common Stock issued or issuable upon the conversion and/or exercise of all outstanding Options (assuming net exercise of the outstanding Options) and Convertible Securities), or at any time when the Requisite Investors collectively hold at least twenty-five percent (25.0%) of the aggregate amount of Series A Preferred Stock issued to the Requisite Investors on the Original Issuance Date, the Corporation shall not, and shall not permit any of its subsidiaries to, and neither the Corporation nor any subsidiary shall enter into any agreement to, either directly or indirectly, by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Certificate of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:”

(b) Replacing the first two sentences of Section A.4.d.ii of Article Fifth of the Restated Certificate of Incorporation in their entirety with the following:

“As long as any shares of Series A Preferred Stock remain outstanding and represent twelve percent (12.0%) or more (provided, that, if a Mandatory Redemption Notice has been given, and any shares of Series A Preferred Stock thereafter remain outstanding, or on and after a Redemption Failure, all shares of Series A Preferred Stock which have been redeemed shall for purposes of determining whether the conditions for the entitlement to elect one or more Series A Directors set forth in this Section A.4.d are met, be deemed outstanding), on an as-converted basis, of the Corporation’s then outstanding Common Stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of Common Stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of Common Stock issued or issuable upon the conversion and/or exercise of all outstanding Options (assuming net exercise of the outstanding Options) and Convertible Securities), irrespective of whether or not a notice has been given to the Corporation under Section A.4.a, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, shall be entitled to elect two (2) directors of the Corporation (the “Series A Directors”) who will serve on the Board and who will be entitled to serve on each committee and subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements). As long as any shares of Series A Preferred Stock remain outstanding and represent less than twelve percent (12.0%), but no less than four percent (4.0%), on an as-converted basis, of the outstanding shares of the Corporation’s Common Stock (on a fully diluted basis calculated using the treasury stock method, as determined in accordance with GAAP, including, without duplication, the number of shares of Common Stock issuable pursuant to the conversion of all outstanding shares of Series A Preferred Stock and the number of shares of Common Stock issued or issuable upon the conversion and/or exercise of all outstanding Options (assuming net exercise of the outstanding Options) and Convertible Securities), irrespective of whether or not a notice has been given to the Corporation under Section A.4.a, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (1) Series A Director who will serve on the Board and will be entitled to serve on each committee and subcommittee thereof (subject to applicable Nasdaq and SEC independence requirements).”

(c) Replacing the first sentence of Section A.8.a of Article Fifth of the Restated Certificate of Incorporation in its entirety with the following:

“For so long as at least twenty percent (20.0%) of the aggregate amount of Series A Preferred Stock issued on the Original Issuance Date continues to be outstanding, each holder thereof shall be entitled to participate in each of the Corporation’s future offerings of Equity Securities and Debt Securities (other than asset-based lending or credit facilities with money-center commercial banks) (as the case may be, “Additional Securities”) in accordance with this Section A.8.”

4. Thereafter, pursuant to a direction set forth in a resolution of the Board of Directors of the Corporation, an annual meeting of the stockholders of the Corporation was duly called and held on _________, 2021, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendments.

5. The foregoing amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned, being a duly elected officer of the Corporation, has executed this Certificate of Amendment and affirms the statements herein contained on this ____ day of __________, 2021.

POWERFLEET, INC.

By:
Name:
Title:

3

Annex B

SECOND AMENDMENT TO THE POWERFLEET, INC.

2018 INCENTIVE PLAN

WHEREAS, pursuant to Section 11.1 of the PowerFleet, Inc. 2018 Incentive Plan (as amended, the “Plan”), the Board of Directors (the “Board”) of PowerFleet, Inc. (“PowerFleet”) may modify, amend, alter, suspend, discontinue or terminate the Plan, subject to stockholder approval of any increase in the number of Shares available under the Plan;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan; and

WHEREAS, the Board believes it would be in the best interest of PowerFleet and its stockholders to amend the Plan as provided in this Second Amendment To The PowerFleet, Inc. 2018 Incentive Plan (this “Amendment No. 2”) to increase the number of Shares available under the Plan by 2,000,000 Shares.

NOW, THEREFORE, in accordance with Section 11.1 of the Plan, the Plan shall be amended, subject to stockholder approval, as follows:

1.	Section 4.1 of the Plan is hereby amended and restated as follows:

“4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 6,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plans as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plans as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plans have terminated or remain in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 6,000,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.”

2. This Amendment No. 2 shall be effective as of the date this Amendment No. 2 is approved by the stockholders of PowerFleet. This Amendment No. 2 will be deemed to be approved by PowerFleet’s stockholders if it receives the affirmative vote of the holders of a majority of the shares of PowerFleet common stock present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the PowerFleet Bylaws.

IN WITNESS WHEREOF, this Amendment to the Plan is adopted as of as of this ___ day of _________, 2021.

POWERFLEET, INC.

By:
Name:
Title:

Annex C

POWERFLEET, INC.

2018 Incentive Plan

Article 1

Establishment and Purpose

1.1 Establishment of the Plan. The Company has hereby established an incentive compensation plan as set forth in this document, as may be amended, supplemented, restated or otherwise modified from time to time.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance.

1.3 Effective Date of the Plan. The Plan is effective as of June 14, 2018 (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws. The I.D. Systems, Inc. 2015 Equity Compensation Plan and the 2009 Non-Employee Director Equity Compensation Plan (the “Prior Plans”) shall be frozen on the date on which this Plan is approved by the Company’s stockholders and no new awards shall be issued under the Prior Plans. With respect to outstanding awards under the Prior Plans, the Prior Plans shall remain in place and any awards granted under the Prior Plans shall continue to be subject to the terms of the Prior Plans and applicable Award Agreements (as defined below) (including any such terms that are intended to survive the termination of the Prior Plans or the settlement of such Award (as defined below)) and shall remain in effect pursuant to their terms.

1.4 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

2.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means, individually or collectively, a grant or award under this Plan of Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards, Other Stock-Based Awards, Dividend Equivalent Awards and Performance Bonus Awards, in each case subject to the terms of the Plan.

2.4 “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.

2.5 “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Company’s Board of Directors.

2.7 “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within 10 days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 10 days after the delivery of written notice thereof; or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.8 “Change in Control” shall be deemed to have occurred if:

(a) any Person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

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The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.

2.10 “Committee” has the meaning set forth in Section 3.1.

2.11 “Company” means PowerFleet, Inc., a Delaware corporation.

2.12 “Consultant” means any consultant or advisor who renders bona fide services to the Company or an Affiliate, other than as an Employee or Director, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.13 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.

2.14 “Director” means a member of the Board.

2.15 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for Awards subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16 “Dividend Equivalent” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.17 “Effective Date” has the meaning set forth in Section 1.3.

2.18 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.

2.19 “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

2.21 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

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2.22 “Fair Market Value” or “FMV” means, as of any date, the value of Stock determined as follows:

(a) If the Stock is listed on one or more established stock exchanges or national market systems, including, without limitation, the NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Stock of the type described in (a) and (b), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation, which method may be set forth with greater specificity in the Award Agreement, (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code and Section 422 of the Code for Incentive Stock Options), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Shares and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Shares and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Shares (by a qualified valuation expert) or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value.

2.23 “Good Reason” means, unless the applicable Award Agreement states otherwise, (i) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of “good reason,” the definition contained therein, or (ii) if no such agreement exists or if such agreement does not define “good reason,” in connection with a Termination of Employment by a Participant within one (1) year following a Change in Control, (1) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (2) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (3) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to the Company or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the Company or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within one (1) year following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.

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2.24 “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

2.25 “Insider” means an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.26 “Non-Employee Director” means a member of the Board who is not an Employee of the Company.

2.27 “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.28 “Option” means the right to purchase Stock granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.

2.29 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 9.

2.30 “Participant” means an Eligible Person to whom an Award is granted under the Plan.

2.31 “Performance Goal” means any goals established by the Committee pursuant to an Award.

2.32 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, Performance Stock Units and Performance Shares.

2.33 “Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.

2.34 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the Committee after taking in to account Applicable Law, but excluding any third-party financial institutions.

2.35 “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36 “Plan” means this PowerFleet, Inc. 2018 Incentive Plan, as it may be amended, supplemented, restated or otherwise modified from time to time.

2.37 “Prior Plans” has the meaning set forth in Section 1.3.

2.38 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 8 as to which the Restriction Period has not lapsed.

2.39 “Restricted Stock Unit” means an Award granted pursuant to Section 8.9 as to which the Restriction Period has not lapsed.

2.40 “Restriction Period” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

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2.41 “Securities Act” means the Securities Act of 1933, as amended.

2.42 “Share” means a share of Stock of the Company.

2.43 “Stock” means the common stock of the Company, par value $0.01 per share.

2.44 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 9 to receive an amount payable in cash or Shares equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date the SAR is exercised over (ii) the Fair Market Value of such Shares on the date the SAR was granted as set forth in the applicable Award Agreement.

2.45 “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.

2.46 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

2.47 “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.48 “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.

Article 3

Administration

3.1 Committee. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is (a) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (b) an “independent director” under the rules of the Nasdaq Stock Market (or any similar rule or listing requirement that may be applicable to the Company from time to time); provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 3.4. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

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3.2 Authority of the Committee. Subject to the general purposes, terms and conditions of this Plan and Applicable Law, and to the direction of the Board, the Committee shall have complete control over the administration of the Plan and shall have sole authority to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals, (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees. No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.

3.3 Committee Decisions Final. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

3.4 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under the Company’s Certificate of Incorporation, Bylaws and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

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3.5 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4

Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 6,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plans as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plans as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding clause (iii) shall be effective regardless of whether the Prior Plans have terminated or remain in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 6,000,000, as adjusted under Sections 4.2 and 4.3. Shares of Stock issued pursuant to the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury.

4.2 Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

(b) Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.

(c) If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.

4.3 Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The Committee may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Adjustments under this Section 4.3 shall be consistent with Section 409A of the Code and adjustments pursuant to determination of the Committee shall be conclusive and binding on all Participants under the Plan.

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4.4 Limitation on Number of Shares Granted to Non-Employee Directors. Notwithstanding any provision in the Plan to the contrary, the sum of the grant date Fair Market Value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during any calendar year shall not exceed five hundred thousand dollars ($500,000).

Article 5

Eligibility and Participation

5.1 Eligibility and Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

5.2 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.

Article 6

Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

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(b) Exercise Period. Unless a shorter period is otherwise provided by the Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its grant or on the fifth (5th) anniversary of its grant date if the Participant is a Ten Percent Owner.

(c) Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

(d) Vesting of Options. Subject to Section 13.1, a grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2 Limitations on Incentive Stock Options. In addition to the general requirements of Article 6, the terms of any ISO granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a) ISO Eligibility. ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date.

(b) ISO Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) ISO Expiration. An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten (10) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii) Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

(iii) One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d) Ten Percent Owners. In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and, unless a shorter period is otherwise provided by the Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its grant date.

(e) Notification of Disposition. If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

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(f) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(g) Failure to Meet ISO Requirements. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3 Exercise of Options.

(a) Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b) An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

6.4 Termination of Employment. Unless otherwise provided by the Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a) Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, no more than one (1) year from such date of Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited as of the date of Termination of Employment.

(b) Involuntary Termination Without Cause. If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of three (3) months from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c) Voluntary Termination. If a Participant’s Termination of Employment is voluntary (other than a voluntary termination described in Section 6.4(d)), all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised by the Participant at any time within a period of three (3) months from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

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(d) Termination for Cause. If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(e) Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.

6.5 Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a) cash or certified or bank check;

(b) delivery of Shares owned by the Participant duly endorsed for transfer to the Company, with a Fair Market Value of such Shares delivered on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired;

(c) if the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company;

(d) at any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date; or

(e) any combination of the foregoing methods.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.

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Article 7

Stock Appreciation Rights

7.1 Grant of SARs. Any Participant selected by the Committee may be granted one or more SARs. SARs may be granted alone or in tandem with Options. Each SAR shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, and such other provisions as the Committee shall determine. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be.

7.2 Exercise Price. The exercise price per Share covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.

7.3 Term. The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

7.4 Payment. SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.

7.5 Other Provisions. Except as the Committee may deem inappropriate or inapplicable in the circumstances, SARs shall be subject to terms and conditions substantially similar to those applicable to Non-Qualified Options as set forth in Article 6.

Article 8

Restricted Stock Awards

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to eligible Employees in such amounts and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals.

8.2 Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate. If certificates representing the Restricted Stock are registered in the name of the Participant, any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.3 Restrictions. Subject to Section 13.1, the Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals, as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under Applicable Law. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.

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8.4 Removal of Restrictions. Except as otherwise provided in this Article 8 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the shares held by any Participant at any time.

8.5 Voting Rights, Dividends and Other Distributions. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and, subject to the provisions of this Section 8.5, may receive all dividends and distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock, dividends shall only be paid out to the extent that the Share of Restricted Stock vests. Any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

8.6 Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

8.7 Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 8.6 herein, subject to Section 10.2, all shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment shall immediately be forfeited and returned to the Company.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file a copy of such election with the Company within thirty (30) days following the date of grant.

8.9 Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee in accordance with Section 3.2. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and, unless otherwise determined by the Committee, shall not receive dividends or Dividend Equivalents (which in any event shall only be paid out to the extent that the Restricted Stock Units vest). Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 9

Other Types of Awards

9.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

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9.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

9.3 Dividend Equivalents. Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code; provided that, to the extent Shares subject to an Award are subject to vesting conditions, any Dividend Equivalents relating to such Shares shall be subject to the same vesting conditions.

9.4 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

9.5 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

9.6 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

9.7 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall be set by the Committee in its discretion.

9.8 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award; provided, however, that such price shall not be less than the Fair Market Value of a share of Stock on the date of grant, unless otherwise permitted by Applicable Law.

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9.9 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Deferred Stock, Other Stock-Based Award and Performance Bonus Award shall only be exercisable or payable while the Participant is an Employee, Consultant or Non-Employee Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Appreciation Rights, Other Stock-Based Award and Performance Bonus Award may be exercised or paid subsequent to a Termination of Employment without Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.

9.10 Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

9.11 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

Article 10

Change in Control

10.1 Vesting Upon Change in Control. For the avoidance of doubt, the Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 10.1. In the event of a Change in Control after the date of the adoption of the Plan, then:

(a) to the extent an outstanding Award subject solely to time-based vesting is not assumed or replaced by a comparable Award referencing shares of the capital stock of the successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) which is publicly traded on a national stock exchange or quotation system, as determined by the Committee in its sole discretion, with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, then any outstanding Award subject solely to time-based vesting then held by Participants that is unexercisable, unvested or still subject to restrictions or forfeiture shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change in Control;

(b) all Awards that vest subject to the achievement of any performance goal, target performance level, or similar performance-related requirement shall, in each case as specified by the Committee in the applicable Award Agreement or otherwise, either (A) be canceled and terminated without any payment or consideration therefor; or (B) automatically vest based on: (1) actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion; or (2) achievement of target performance levels (or the greater of actual achievement of any applicable Performance Goals through the date of the Change in Control, as determined by the Committee in its sole discretion, and target performance levels); provided that in the case of vesting based on target performance levels, such Awards shall also be prorated based on the portion of the Performance Period elapsed prior to the Change in Control; and, in the case of this clause (B), shall be paid at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A of the Code, as determined by the Committee; and

(c) Each outstanding Award that is assumed in connection with a Change in Control, or is otherwise to continue in effect subsequent to the Change in Control, will be appropriately adjusted, immediately after the Change in Control, as to the number and class of securities and other relevant terms in accordance with Section 4.3.

10.2 Termination of Employment Upon Change in Control. Notwithstanding any other provision of the Plan to the contrary, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon (i) a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, or (ii) a Participant’s Termination of Employment for Good Reason (including the Termination of Employment of the Participant if he or she is employed by an Affiliate at the time the Company sells or otherwise divests itself of such Affiliate), all outstanding Awards shall immediately become fully vested and exercisable; provided that Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within one (1) year following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment.

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10.3 Cancellation and Termination of Awards. The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the Fair Market Value of the Stock and the purchase price per Share (if any) under the Award multiplied by the number of Shares subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

Article 11

Amendment, Modification, and Termination

11.1 Amendment, Modification, and Termination of Plan. At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without stockholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3) or the number of shares available for issuance as ISOs, or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock.

11.2 Amendment of Awards. Subject to Section 4.3, at any time and from time to time, the Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Section 409A and, to the extent applicable, Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.

11.3 Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.

11.4 Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 11.2, neither the Committee nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

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Article 12

Withholding

12.1 Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).

12.2 Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.5(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.

Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.

The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.

Article 13

General Provisions Applicable to Awards

13.1 Minimum Vesting. Subject to Section 10.1, each Award shall have a minimum vesting period of one (1) year; provided that the Committee may determine in its sole discretion that up to five percent (5%) of the Shares available for issuance under the Plan may be granted free of such minimum vesting requirements.

13.2 Form of Payment. Subject to the provisions of this Plan, the Award Agreement and any Applicable Law, payments or transfers to be made by the Company or any Affiliate on the grant, exercise, or settlement of any Award may be made in such form as determined by the Committee including, without limitation, cash, Stock, other Awards, other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined by rules adopted by the Committee.

13.3 Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

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13.4 Limits on Transfer.

(a) Except as otherwise provided in Section 13.4(b),

(i) no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issues, and all restrictions applicable to such Shares have lapsed;

(ii) no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.4(a)(i); and

(iii) during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 13.4(a), the Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 13.4(a), hereof, the Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

13.5 Beneficiaries. Notwithstanding Section 13.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

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13.6 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

13.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

13.8 Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

13.9 Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the termination or rescission of, or the recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.

13.10 Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Award Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by the Company in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (the “Identification Period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.

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Article 14

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15

Miscellaneous Provisions

15.1 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

15.2 409A Compliance. It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (i) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (ii) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (iv) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant’s separation from service or (z) the Participant’s death, (v) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (vi) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.

Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

15.3 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

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15.4 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

15.5 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.6 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

15.7 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any Shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of Shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of Shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 15.7, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

15.8 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 15.4 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

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15.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by Applicable Law.

15.10 Limitation of Rights in Stock. A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares of Stock subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company.

15.11 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

15.12 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.13 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

15.14 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.15 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

15.16 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

15.17 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by the Company or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.

Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the General Counsel of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.

Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company.

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It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

15.18 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

15.19 Venue. The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Delaware court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

15.20 No Obligation to Notify. The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

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POWERFLEET, INC.

2018 INCENTIVE PLAN

ISRAELI APPENDIX

This Israeli Appendix (the “Appendix”) to the 2018 Incentive Plan (as amended from time to time, the “Plan”) of POWERFLEET, INC. (the “Company”) shall apply only to Participants (as defined in the Plan) who are, or are deemed to be, residents of the State of Israel for Israeli tax purposes. This Appendix is made pursuant to Section 5.2 of the Plan.

1. GENERAL

1.1. The Committee, in its discretion, may grant Awards to eligible Participants and shall determine whether such Awards intended to be 102 Awards or 3(9) Awards. Each Award shall be evidenced by an Award Agreement, which shall expressly identify the Award type, and be in such form and contain such provisions, as the Committee shall from time to time deem appropriate.

1.2. The Plan shall apply to any Awards granted pursuant to this Appendix, provided, that the provisions of this Appendix shall supersede and govern in the case of any inconsistency or conflict, either explicit or implied, arising between the provisions of this Appendix and the Plan.

1.3. Unless otherwise defined in this Appendix, capitalized terms contained herein shall have the same meanings given to them in the Plan.

2. DEFINITIONS.

2.1. “3(9) Award” means any Award representing a right to purchase shares of Common Stock granted by the Company to any Participant who is not an Employee pursuant to Section 3(9) of the Ordinance.

2.2. “102 Award” means any Award intended to qualify (as set forth in the Award Agreement) and which qualifies under Section 102, provided it is settled only in shares of Common Stock.

2.3. “102 Capital Gain Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(2) or (3) (as applicable) of the Ordinance under the capital gain track.

2.4. “102 Non-Trustee Award” means any Award granted by the Company to an Employee pursuant to Section 102(c) of the Ordinance without a Trustee.

2.5. “102 Ordinary Income Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(1) of the Ordinance under the ordinary income track.

2.6. “102 Trustee Awards” means, collectively, 102 Capital Gain Track Awards and 102 Ordinary Income Track Awards.

2.7. “Affiliate” means, for purpose of 102 Trustee Award, an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.8. “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the common stock of the Company are then traded or listed.

2.9. “Controlling Stockholder” means as to such term is defined in Section 32(9) of the Ordinance.

2.10. “Election” as defined in Section 3.2 below.

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2.11. “Employee” means an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date of the adoption of this Appendix means (i) an individual employed by an Israeli company being an Affiliate, and (ii) an individual who is serving and is engaged personally (and not through an entity) as an “office holder” by an Affiliate, excluding any Controlling Stockholder).

2.12. “ITA” means the Israel Tax Authority.

2.13. “Ordinance” means the Israeli Income Tax Ordinance (New Version), 1961, including the Rules and any other regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time.

2.14. “Required Holding Period” as defined in Section 3.5.1 below.

2.15. “Rules” means the Income Tax Rules (Tax Reliefs in Stock Issuance to Employees) 5763-2003.

2.16. “Section 102” means Section 102 of the Ordinance.

2.17. “Trust Agreement” means the agreement to be signed between the Company, an Affiliate and the Trustee for the purposes of Section 102.

2.18. “Trustee” means the trustee appointed by the Company’s Board of Directors and/or by the Committee to hold the Awards and approved by the ITA.

2.19. “Withholding Obligations” as defined in Section 5.5 below.

3. 102 AWARDS

3.1. Tracks. Awards granted pursuant to this Section 3 are intended to be granted as either 102 Capital Gain Track Awards or 102 Ordinary Income Track Awards. 102 Trustee Awards shall be granted subject to the special terms and conditions contained in this Section 3 and the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations.

3.2. Election of Track. Subject to Applicable Law, the Company may grant only one type of 102 Trustee Award at any given time to all Participants who are to be granted 102 Trustee Awards pursuant to this Appendix, and shall file an election with the ITA regarding the type of 102 Trustee Award it elects to grant before the date of grant of any 102 Trustee Award (the “Election”). Such Election shall also apply to any other securities received by any Participant as a result of holding the 102 Trustee Awards. The Company may change the type of 102 Trustee Award that it elects to grant only after the expiration of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Company from granting 102 Non-Trustee Awards.

3.3. Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to Employees. Such 102 Awards may either be granted to a Trustee or granted under Section 102 without a Trustee.

3.4. 102 Award Grant Date.

3.4.1. Each 102 Award will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that (i) the Participant has signed all documents required by the Company or pursuant to Applicable Law, and (ii) with respect to any 102 Trustee Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA.

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3.4.2. Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of the Plan and this Appendix or an amendment to the Plan or this Appendix, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of the Plan and this Appendix or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, and such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into any Award Agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement. Nevertheless, this 30-day period may be waived subject to a special tax ruling to be obtained from the ITA and pursuant to its terms, or may not apply to any exchange of equity pursuant to a special tax ruling and its terms.

3.5. 102 Trustee Awards.

3.5.1. Each 102 Trustee Award, each share of Common Stock issued pursuant to the grant, exercise or vesting of any 102 Trustee Award and any rights granted thereunder, shall be allocated or issued to and registered in the name of the Trustee and shall be held in trust or controlled by the Trustee (pursuant to an approval from the ITA) for the benefit of the Participant for the requisite period prescribed by the Ordinance or such longer period as set by the Committee (the “Required Holding Period”). In the event that the requirements under Section 102 to qualify an Award as a 102 Trustee Award are not met, then the Award may be treated as a 102 Non-Trustee Award or 3(9) Award (as determined by the Company), all in accordance with the provisions of the Ordinance. After the expiration of the Required Holding Period, the Trustee may release such 102 Trustee Awards and any such shares of Common Stock, provided that (i) the Trustee has received an acknowledgment from the ITA that the Participant has paid any applicable taxes due pursuant to the Ordinance, or (ii) the Trustee and/or the Company and/or the Affiliate withhold(s) all applicable taxes and compulsory payments due pursuant to the Ordinance arising from the 102 Trustee Awards and/or any shares of Common Stock issued upon exercise or (if applicable) vesting of such 102 Trustee Awards. The Trustee shall not release any 102 Trustee Awards or shares of Common Stock issued upon exercise or (if applicable) vesting thereof, or any rights received with respect to such Awards, prior to the payment in full of the Participant’s tax and compulsory payments arising from such 102 Trustee Awards and/or shares of Common Stock or the withholding referred to in (ii) above.

3.5.2. Each 102 Trustee Award shall be subject to the relevant terms of the Ordinance, the Rules and any determinations, rulings or approvals issued by the ITA, which shall be deemed an integral part of the 102 Trustee Awards and shall prevail over any term contained in the Plan, this Appendix or the Award Agreement that is not consistent therewith. Any provision of the Ordinance, the Rules and any determinations, rulings or approvals by the ITA not expressly specified in the Plan, this Appendix or Award Agreement that are necessary to receive or maintain any tax benefit pursuant to Section 102 shall be binding on the Participant. The Participant granted a 102 Trustee Award shall comply with the Ordinance and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The Participant shall execute any and all documents that the Company and/or the Affiliate and/or the Trustee determine from time to time to be necessary in order to comply with the Ordinance and the Rules.

3.5.3. During the Required Holding Period, the Participant shall not release from trust or sell, assign, transfer or give as collateral, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Trustee Award and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale, release or other action occurs during the Required Holding Period it may result in adverse tax consequences to the Participant under Section 102 and the Rules, which shall apply to and shall be borne solely by such Participant. Subject to the foregoing, the Trustee may, pursuant to a written request from the Participant, but subject to the terms of the Plan and this Appendix, release and transfer such shares of Common Stock to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes and compulsory payments required to be paid upon the release and transfer of the shares of Common Stock, and confirmation of such payment has been received by the Trustee and the Company, and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, any agreement governing the shares of Common Stock, the Plan, this Appendix, the Award Agreement and any Applicable Law.

3.5.4. If a 102 Trustee Award is exercised or (if applicable) vested, the shares of Common Stock issued upon such exercise or (if applicable) vesting shall be issued in the name of the Trustee for the benefit of the Participant, or shall be deposited with the Trustee, or be subject to the Trustee’s control, if approved by the ITA.

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3.5.5. Upon or after receipt of a 102 Trustee Award, if required, the Participant may be required to sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to the Plan, this Appendix, or any 102 Trustee Awards granted to such Participant hereunder.

3.6. 102 Non-Trustee Awards. The foregoing provisions of this Section 3 relating to 102 Trustee Awards shall not apply with respect to 102 Non-Trustee Awards, which shall, however, be subject to the relevant provisions of Section 102 and the applicable Rules. The Committee may determine that 102 Non-Trustee Awards, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto, shall be allocated or issued to the Trustee, who shall hold such 102 Non-Trustee Award and all accrued rights thereon (if any) in trust for the benefit of the Participant and/or the Company, as the case may be, until the full payment of tax arising from the 102 Non-Trustee Awards, the shares of Common Stock issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto. The Company may choose, alternatively, to require the Participant to provide the Company with a guarantee or other security, to the satisfaction of each of the Trustee and the Company, until the full payment of the applicable taxes.

3.7. Written Participant Undertaking. With respect to any 102 Trustee Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Participant is deemed to have undertaken and confirmed in writing the following (and such undertaking is deemed incorporated into any documents signed by the Participant in connection with the employment or service of the Participant and/or the grant of such Award). The following written undertaking shall be deemed to apply and relate to all 102 Trustee Awards granted to the Participant, whether under the Plan and this Appendix or other plans maintained by the Company, and whether prior to or after the date hereof:

3.7.1. The Participant shall comply with all terms and conditions set forth in Section 102 with regard to the “Capital Gain Track” or the “Ordinary Income Track”, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

3.7.2. The Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the “Capital Gain Track” or the “Ordinary Income Track” in particular, and its tax consequences; the Participant agrees that the 102 Trustee Awards and shares of Common Stock that may be issued upon exercise or (if applicable) vesting of the 102 Trustee Awards (or otherwise in relation to the Awards), will be held by a trustee appointed pursuant to Section 102 for at least the duration of the “Holding Period” (as such term is defined in Section 102) under the “Capital Gain Track” or the “Ordinary Income Track”, as applicable. The Participant understands that any release of such 102 Trustee Awards or shares of Common Stock from trust, or any sale of the shares of Common Stock prior to the termination of the Holding Period, as defined above, will result in taxation at the marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

3.7.3. The Participant agrees to the trust deed signed between the Company, his employing company and the trustee appointed pursuant to Section 102.

4. 3(9) AWARDS

4.1. Awards granted pursuant to this Section 4 are intended to constitute 3(9) Awards and shall be granted subject to the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 4 and the other terms of the Plan, this Section 4 shall prevail.

28

4.2. To the extent required by the Ordinance or the ITA or otherwise deemed by the Committee to be advisable, the 3(9) Awards and/or any shares of Common Stock or other securities issued or distributed with respect thereto granted pursuant to the Plan and this Appendix shall be issued to a trustee nominated by the Committee in accordance with the provisions of the Ordinance. In such event, the trustee shall hold such Awards and/or any shares of Common Stock or other securities issued or distributed with respect thereto in trust, until exercised by the Participant or (if applicable) vested, and the full payment of tax arising therefrom, pursuant to the Company’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Company and the trustee. If determined by the Committee, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Participant may become liable upon issuance of shares of Common Stock, whether due to the exercise or (if applicable) vesting of Awards.

4.3. Shares of Common Stock pursuant to a 3(9) Award shall not be issued, unless the Participant delivers to the Company payment in cash or by bank check or such other form acceptable to the Committee of all withholding taxes due, if any, on account of the Participant acquiring shares of Common Stock under the Award or the Participant provides other assurance satisfactory to the Committee of the payment of those withholding taxes.

5. AGREEMENT REGARDING TAXES; DISCLAIMER

5.1. If the Committee shall so require, as a condition of exercise of an Award or the release of shares of Common Stock by the Trustee, a Participant shall agree that, no later than the date of such occurrence, the Participant will pay to the Company (or the Trustee, as applicable) or make arrangements satisfactory to the Committee and the Trustee (if applicable) regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.

5.2. TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE THEREOF, THE SALE OR DISPOSITION OF ANY SHARES OF COMMON STOCK GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE PARTICIPANT OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE PARTICIPANT, AND THE PARTICIPANT SHALL INDEMNIFY THE COMPANY, THE AFFILIATE AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH PARTICIPANT AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

5.3. NO TAX ADVICE. THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

5.4. TAX TREATMENT. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY DOES NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY OR THE AFFILIATE THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND THE AFFILIATE SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE PARTICIPANT. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE PARTICIPANT.

29

5.5. The Company or the Affiliate may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes and compulsory payments which the Trustee, the Company or the Affiliate is required by any Applicable Law to withhold in connection with any Awards (collectively, “Withholding Obligations”). Such actions may include (i) requiring Participants to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Company in connection with the Award or the exercise or (if applicable) vesting thereof; (ii) subject to Applicable Law, allowing the Participants to provide shares of Common Stock, in an amount that at such time, reflects a value that the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding shares of Common Stock otherwise issuable upon the exercise of an Award at a value which is determined by the Committee to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Company shall not be obligated to allow the exercise of any Award by or on behalf of a Participant until all tax consequences arising from the exercise of such Award are resolved in a manner acceptable to the Company.

5.6. Each Participant shall notify the Company in writing promptly and in any event within ten (10) days after the date on which such Participant first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or shares of Common Stock issued thereunder and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Participant shall provide to the Company any information or document relating to any matter described in the preceding sentence, which the Company, in its discretion, requires.

5.7. With respect to 102 Non-Trustee Awards, if the Participant ceases to be employed by the Company or any Affiliate, the Participant shall extend to the Company and/or the Affiliate with whom the Participant is employed a security or guarantee for the payment of taxes due at the time of sale of shares of Common Stock, all in accordance with the provisions of Section 102 and the Rules.

6. RIGHTS AND OBLIGATIONS AS A STOCKHOLDER

6.1. A Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Award until the Participant exercises the Award, pays the exercise price therefor and becomes the record holder of the subject shares of Common Stock. In the case of 102 Awards or 3(9) Awards (if such Awards are being held by a Trustee), the Trustee shall have no rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award until the Trustee becomes the record holder for such Common Stock for the Participant’s benefit, and the Participant shall not be deemed to be a stockholder and shall have no rights as a stockholder of the Company with respect to the shares of Common Stock covered by the Award until the date of the release of such shares of Common Stock from the Trustee to the Participant and the transfer of record ownership of such shares of Common Stock to the Participant (provided however that the Participant shall be entitled to receive from the Trustee any cash dividend or distribution made on account of the shares of Common Stock held by the Trustee for such Participant’s benefit, subject to any tax withholding and compulsory payment). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date on which the Participant or Trustee (as applicable) becomes the record holder of the shares of Common Stock covered by an Award, except as provided in the Plan.

6.2. With respect to shares of Common Stock issued upon the exercise or (if applicable) vesting of Awards hereunder, any and all voting rights attached to such Common Stock shall be subject to the provisions of the Plan, and the Participant shall be entitled to receive dividends distributed with respect to such shares of Common Stock, subject to the provisions of the Company’s Certificate of Incorporation, as amended from time to time, and subject to any Applicable Law (after deduction of all applicable tax payments).

7. GOVERNING LAW

7.1. This Appendix shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without reference to conflicts of law principles, except that applicable Israeli laws, rules and regulations (as amended) shall apply to any mandatory tax matters arising hereunder.

****

30

2021 ANNUAL MEETING OF STOCKHOLDERS OF

POWERFLEET, INC.

July 20, 2021

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at the following website:
https://ir.powerfleet.com/proxy-materials

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20503030303000000000 1 072021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW AND "FOR" PROPOSAL NOS. 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company's 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Brodsky
- ○ Michael Casey
- ○ Charles Frumberg
- ○ David Mahlab
- ○ Chris Wolfe

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

	FOR	AGAINST	ABSTAIN
3. Approval, on an advisory basis, of the Company's executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

POWERFLEET, INC.

123 TICE BOULEVARD
WOODCLIFF LAKE, NEW JERSEY 07677

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 20, 2021, AT 10:00 A.M. (EASTERN TIME),
AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted "FOR" the election of all the nominees listed in Proposal No. 1 and "FOR" Proposal Nos. 2, 3, 4 and 5, as described on the reverse side of this proxy card.

By signing this proxy, the undersigned hereby appoints Chris Wolfe and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of PowerFleet, Inc. which the undersigned may be entitled to vote at the 2021 Annual Meeting of Stockholders of the Company to be held virtually at https://web.lumiagm.com/209728603 (password: power2021), on Tuesday, July 20, 2021, at 10:00 a.m. (Eastern Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side)

1.1

14475

2021 ANNUAL MEETING OF STOCKHOLDERS OF

POWERFLEET, INC.

July 20, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/209728603 (password: power2021) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at the following website:
https://ir.powerfleet.com/proxy-materials

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20503030303000000000 1 072021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW AND "FOR" PROPOSAL NOS. 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company's 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael Brodsky
- ○ Michael Casey
- ○ Charles Frumberg
- ○ David Mahlab
- ○ Chris Wolfe

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

	FOR	AGAINST	ABSTAIN
3. Approval, on an advisory basis, of the Company's executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NOS. 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.